UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period :	October 1, 2015 — September 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Diversified Income Trust

Annual report
9 | 30 | 16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDINX

Putnam
Diversified Income
Trust

Annual report
9 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	12

Your fund’s expenses	15

Terms and definitions	17

Other information for shareholders	18

Important notice regarding Putnam’s privacy policy	19

Trustee approval of management contract	20

Financial statements	26

Federal tax information	97

About the Trustees	98

Officers	100

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors around the world have witnessed generally positive performance from financial markets in 2016. Most stock and bond indexes have added gains, benefiting from a slowly recovering global economy and contending with only intermittent bouts of volatility.

Even advancing markets, however, can pose challenges for investors, including short-term fluctuations that can be unsettling. The key, we believe, is to stay invested, maintain a diversified portfolio, and remain focused on the long term. Also, seeking the counsel of a professional financial advisor, who can help keep your portfolio aligned with your goals, risk tolerance, and time horizon, may prove to be beneficial.

In any market environment, we favor active strategies based on fundamental research, such as the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended September 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

Respectfully yours,

Putnam Diversified Income Trust

A "go-anywhere" approach to investing in the global bond markets

The opportunities in today's fixed-income markets are far from uniform. That's why Putnam Diversified Income Trust's managers actively position the portfolio in securities from a broad range of sectors that the team believes offer the most compelling risk/return profiles — including areas beyond those in the benchmark index.

The fund's management team has an average of more than 20 years of experience.

D. William Kohli
Portfolio Manager
Co-Head of Fixed Income

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Paul D. Scanlon, CFA
Portfolio Manager
Co-Head of Fixed Income

Michael J. Atkin
Portfolio Manager
(Not pictured here)

2 Diversified Income Trust

Invests in sectors beyond the benchmark

Putnam Diversified Income Trust invests in a wide range of sectors, from high yield and emerging markets to residential and commercial mortgage-backed securities (MBS).

	Putnam Diversified Income Trust	Bloomberg Barclays U.S. Aggregate Bond Index
Agency pass-through	36%	28%
Commercial MBS	28%	2%
High-yield corporate bonds	23%	—
Agency collateralized mortgage obligations	17%	—
Non-agency residential MBS	12%	—
Emerging-market bonds	12%	2%
Cash and net other assets	8%	—
International Treasuries/agency securities	4%	3%
Investment-grade corporate bonds	3%	26%
Bank loans	2%	—
Municipal bonds	—	1%
U.S. Treasuries/agency securities	—	38%

Allocations are shown as a percentage of the fund's and/or benchmark's net assets as of 9/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time. For more information on current fund holdings, see pages 28–73.

The potential to perform well even in a rising-rate environment

With short-term interest rates hovering near zero, they can't fall much lower. That's why the fund's management team has constructed the portfolio with a low duration, so that it doesn't rely on declining interest rates to drive performance.

5.58 years
0.26 years
Fund duration
Fund benchmark duration

Duration is expressed as a number of years. The higher the duration, the greater the risk of a price decline when interest rates rise. A negative duration indicates the risk of a price decline when interest rates fall. Putnam Diversified Income Trust has a significantly lower duration than that of its benchmark.

The fund's benchmark is the Bloomberg Barclays U.S. Aggregate Bond Index.

Diversified Income Trust 3

Interview with your fund’s portfolio manager

Bill, what was the fund’s investment environment like during the 12-month reporting period ended September 30, 2016?

After a positive start to the period — when prices rebounded from a volatile third quarter of 2015 — investors became increasingly risk averse. This general flight from risk bolstered the performance of U.S. Treasuries and other government securities, while bonds carrying credit risk experienced substantial volatility. Declining prices for oil and other commodities, along with mounting fears of an economic slowdown in China, hampered credit markets. Corporate credit spreads — the yield advantage credit-sensitive bonds offered over comparable-maturity Treasuries — rose significantly, as investors demanded greater compensation for risk that spread beyond the already punished energy and metals & mining sectors.

Market turbulence reached a peak on February 11, after which credit-sensitive bonds began to benefit from rising commodity prices, additional economic stimulus by China’s central bank, and improving U.S. economic data. The Federal Reserve backed away from a hawkish tone, saying that it would take a gradual approach toward raising

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 12–14 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Diversified Income Trust

interest rates, based on a variety of U.S. and global economic factors.

The market upturn accelerated considerably in March and April, as demand for risk assets continued to improve and credit spreads tightened. The rally persisted in May amid a six-month high for oil prices and a jump in stock prices later that month.

The rally was briefly disrupted in late June, as the so-called “Brexit” referendum vote by the United Kingdom to exit the European Union surprised investors and reverberated throughout global markets. However, as investors reassessed Brexit in the days immediately following the vote, concluding that its impact outside of Britain would likely be limited, credit-sensitive securities moved higher once again.

Credit-sensitive bonds posted another positive month in September, aided by two monetary policy developments. The Fed decided not to raise its target for short-term interest rates and indicated an even slower path for future hikes. The Bank of Japan pegged its 10-year government bond rate at zero percent, reducing the risk of a destabilizing spike in global interest rates.

The fund lagged its benchmark by a significant margin during the period. What factors hampered its relative performance?

With respect to relative performance, I think it’s important to point out that the fund’s benchmark comprises a mix of U.S. Treasury, government-agency, and investment-grade corporate securities. Treasuries and other government securities generally benefited from investor risk-aversion, particularly during the first half of the reporting period. In addition, securitized mortgage-backed bonds, an out-of-benchmark area of the market that had served the fund well over the long term, did not perform as well during the 12-month reporting period.

Looking at individual strategies, our interest-rate and yield-curve positioning in the United States was the primary detractor from performance. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — below zero for most of the period. We also positioned the

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/16. See pages 4 and 12–14 for additional fund performance information. Index descriptions can be found on page 18.

Diversified Income Trust	5

portfolio to benefit from a potentially steeper U.S. Treasury yield curve. This strategy was particularly detrimental during the first half of the period, when risk-averse sentiment fueled demand for the perceived safety of Treasuries, driving their prices higher and yields lower. Our positioning was also hurt by the fact that the yield curve generally flattened during the period.

Internationally, our interest-rate and yield-curve strategies further dampened performance, most notably in the May–to–July period. Uncertainty surrounding the outcome and potential impact of the Brexit vote fueled increased demand for the perceived safety of government debt during these months. As a result, interest rates declined and worked against our generally negative-duration positioning. Our holdings of Greek government bonds partially offset the overall adverse impact of our non-U.S. interest-rate strategy. Greece’s bonds performed particularly well in March and again in May, as the country achieved another milestone in securing its bailout funding from the International Monetary Fund.

Turning to the positive side, which holdings and strategies aided the fund’s results?

An allocation to high-yield bonds was a sizable contributor to performance. After sharply underperforming during the first half of the period, high yield rallied strongly from February 11 through period-end. The asset class was bolstered by an improving

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

6	Diversified Income Trust

backdrop for commodities, resurgent demand for riskier asset classes, signs of stabilization in the global economy, and continued accommodation by central banks.

Holdings of emerging-market [EM] debt were also among the fund’s leading contributors. EM debt and high-yield bonds were the top-performing fixed-income categories for the period, fueled by investor demand for higher-yielding assets amid an environment of low, and in some cases negative yields globally.

Our investments in Venezuela were the most additive. Bonds from this country rebounded strongly as oil prices rose and investor risk appetite strengthened during the period’s second half. Our positions in Argentina also performed well, boosted by the election of a new president who has emphasized market-friendly reforms, which helped facilitate an agreement between Argentina and its holdout creditors. Additionally, Argentina’s issuance of $16.5 billion in bonds in April — the country’s first bond issuance since 2001 — attracted intense investor interest. Elsewhere, securities in Russia, Brazil, and Indonesia also meaningfully contributed.

Our prepayment strategies, which we implemented with securities such as agency

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Diversified Income Trust	7

interest-only collateralized mortgage obligations [IO CMOs], modestly aided results on a net basis. IO CMOs rebounded amid the improved risk sentiment that took hold after February 11. Additionally, despite lower interest rates, mortgage prepayment speeds stayed below market expectations, as mortgage refinancing continued to be hampered by stringent bank lending standards.

How did your currency strategies affect performance?

On balance, active currency strategies moderately detracted for the period. Short positions in the Canadian dollar, the Japanese yen, and the Norwegian krone worked against our strategy, as each of these currencies appreciated versus the U.S. dollar. Tactical positioning in the euro in February and again in May also hampered results, as did long exposure to the weakening Mexican peso during the period’s first half. On the positive side, a long position in the strengthening New Zealand dollar and short exposure to the Swedish krona helped offset some of our losses. A short position in the British pound sterling also proved beneficial in the wake of Brexit.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to help hedge the risk associated with the fund’s

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Diversified Income Trust

curve positioning. We also employed interest-rate swaps to gain exposure to rates in various countries. We utilized options to help hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool, and to help manage the portfolio’s sector exposure, as well as its inflation risk. Lastly, we used currency forward contracts to help hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the coming months?

In our view, we think the Fed is likely to implement another rate increase in December. That said, with other major central banks on the opposite side of the Fed’s policy — cutting interest rates, in some cases into negative territory — we believe that the Fed will have to proceed cautiously to avoid stoking too much U.S. dollar strength. Sustained dollar strength could crimp U.S. GDP [gross domestic product] growth, in our opinion, because it would make it more expensive for U.S. multinational firms to conduct business overseas, and would also make U.S. exports less competitive on world markets.

How do you plan to position the fund in light of this outlook?

With global interest rates at or near historic lows at period-end, we expect to continue de-emphasizing interest-rate risk because we believe fixed-income investors are not getting compensated adequately for assuming this risk. At the same time, we recognize the ongoing potential for rates to stay low or temporarily fall even further as investors react to various economic or political developments. Consequently, in an effort to limit the impact of any short-term rate drops on the

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Diversified Income Trust	9

portfolio, we plan to keep the fund’s duration slightly above zero — a bit higher than we had previously.

In terms of market sectors, we continue to have a constructive outlook for high-yield bonds. As of period-end, high-yield valuations were not as attractive as they were early in 2016. Yield spreads in the major high-yield market benchmarks had tightened considerably, and the median bond price had moved closer to par, or face value. As of September 30, the total 12-month default rate was 4.85%, but excluding the energy and metals & mining sectors, which accounted for the overwhelming majority of defaults, the default rate was only 0.49%. All told, although valuations were less compelling, we thought spreads remained fair on the heels of generally supportive fundamental conditions and a low level of defaults. What’s more, given the suppression of bond yields worldwide, high-yield bond income levels remained attractive, in our view.

We may look to marginally adjust the fund’s securitized holdings — residential and commercial mortgage-backed securities, and IO CMOs — with the goal of reducing market risk within these areas. Through fundamental research, we believe we may be able to find investment opportunities exhibiting defensive characteristics that offer reasonably attractive yields.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

In August 2016, the fund increased its dividend rate per class A share from $0.030 to $0.033. This increase was the result of the fund earning greater-than-expected yields on various investments. Similar increases were made to other share classes.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin, Michael V. Salm, and Paul D. Scanlon.

10 Diversified Income Trust

IN THE NEWS

In its October World Economic Outlook, the International Monetary Fund (IMF) projected that global growth will decelerate to 3.1% in 2016 before bouncing back to 3.4% next year. The Washington-based IMF shaved 0.1% off its 2016 and 2017 forecasts relative to its April Outlook , citing “weaker-than-expected” growth in the United States in the first half of 2016 and downside risk associated with Brexit, the United Kingdom’s decision to depart the European Union, as factors affecting this subdued outlook. Although the initial market reaction to Brexit was “contained,” the U.K. referendum is eventually “expected to have negative macroeconomic consequences, especially in the United Kingdom,” the report states. The IMF slashed its 2016 growth rate for advanced economies to 1.6%. Emerging markets and developing economies, meanwhile, will “strengthen slightly” this year to 4.2% after five straight years of declines, as projected by the IMF. While the IMF’s outlook for these developing economies is “uneven,” they account for more than 75% of projected world growth in 2016, according to the IMF, benefiting from low interest rates in advanced economies, stabilizing commodity prices, and diminishing concerns about China’s short-term economic prospects.

Diversified Income Trust	11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(10/3/88)		(3/1/93)		(2/1/99)		(12/1/94)		(12/1/03)	(11/1/13)	(7/1/96)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Annual average
(life of fund)	6.08%	5.93%	5.84%	5.84%	5.28%	5.28%	5.80%	5.67%	5.80%	6.27%	6.27%

10 years	40.67	35.04	32.58	32.58	30.27	30.27	37.36	32.90	36.53	44.12	43.90
Annual average	3.47	3.05	2.86	2.86	2.68	2.68	3.23	2.89	3.16	3.72	3.71

5 years	21.98	17.10	17.46	15.60	17.61	17.61	20.64	16.72	20.47	23.98	23.78
Annual average	4.05	3.21	3.27	2.94	3.30	3.30	3.82	3.14	3.79	4.39	4.36

3 years	3.14	–0.99	0.85	–1.81	1.01	1.01	2.59	–0.74	2.41	4.20	4.04
Annual average	1.04	–0.33	0.28	–0.61	0.34	0.34	0.86	–0.25	0.80	1.38	1.33

1 year	2.25	–1.84	1.52	–3.32	1.68	0.71	2.11	–1.21	2.08	2.64	2.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

12 Diversified Income Trust

Comparative index returns For periods ended 9/30/16

	Bloomberg Barclays	Lipper Multi-Sector Income
	U.S. Aggregate Bond Index	Funds category average*

Annual average (life of fund)	6.51%	6.80%

10 years	59.65	65.04
Annual average	4.79	5.04

5 years	16.39	27.75
Annual average	3.08	4.97

3 years	12.57	11.25
Annual average	4.03	3.60

1 year	5.19	6.77

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/16, there were 306, 228, 169, 95, and 5 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,258 and $13,027, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $13,290. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $13,653, $14,412, and $14,390, respectively.

Diversified Income Trust 13

Fund price and distribution information For the 12-month period ended 9/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	12		12	12	12		12	12	12

Income	$0.366		$0.316	$0.316	$0.354		$0.353	$0.390	$0.381

Capital gains	—		—	—	—		—	—	—

Total	$0.366		$0.316	$0.316	$0.354		$0.353	$0.390	$0.381

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

9/30/15	$7.08	$7.38	$7.01	$6.96	$6.97	$7.20	$7.00	$7.02	$7.01

9/30/16	6.86	7.15	6.79	6.75	6.75	6.98	6.78	6.80	6.80

	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value

Current dividend rate [1]	5.77%	5.54%	5.13%	5.16%	5.69%	5.50%	5.66%	6.18%	6.00%

Current 30-day SEC yield [2]	N/A	5.42	4.90	4.91	N/A	5.23	5.41	6.00	5.90

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.  After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

14 Diversified Income Trust

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating
expenses for the fiscal year
ended 9/30/15	0.98%	1.73%	1.73%	1.23%	1.23%	0.64%	0.73%

Annualized expense ratio for
the six-month period ended
9/30/16*	1.01%	1.76%	1.76%	1.26%	1.26%	0.66%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/16 to 9/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.21	$9.06	$9.07	$6.50	$6.49	$3.41	$3.93

Ending value (after expenses)	$1,063.70	$1,058.70	$1,060.70	$1,063.80	$1,061.70	$1,066.20	$1,067.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Diversified Income Trust 15

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/16, use the following calculation method. To find the value of your investment on 4/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$5.10	$8.87	$8.87	$6.36	$6.36	$3.34	$3.84

Ending value (after expenses)	$1,019.95	$1,016.20	$1,016.20	$1,018.70	$1,018.70	$1,021.70	$1,021.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

16 Diversified Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Diversified Income Trust 17

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2016, Putnam employees had approximately $500,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Diversified Income Trust

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Diversified Income Trust 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

20 Diversified Income Trust

fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.) In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes,

Diversified Income Trust 21

brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered

22 Diversified Income Trust

the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	2nd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 286, 201 and 152 funds, respectively, in your fund’s Lipper peer group. (When considering

Diversified Income Trust 23

performance information, shareholders should be mindful that past performance is not a guarantee of future results.) The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was attributable largely to the fund’s interest-rate positioning. The Trustees also noted Putnam Management’s view that the fund’s underperformance over the one-year period was due in part to its investments in corporate bonds, which underperformed during the period as spreads widened due to supply and demand dynamics, slowing global growth, low energy prices and liquidity concerns.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers and their investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

24 Diversified Income Trust

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Diversified Income Trust 25

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26 Diversified Income Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust (the fund), including the fund’s portfolio, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 11, 2016

Diversified Income Trust 27

The fund’s portfolio 9/30/16

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (86.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.3%)
Government National Mortgage Association Pass-Through Certificates
6.50%, 11/20/38	$325,479	$376,642
4.50%, TBA, 10/1/46	10,000,000	10,795,312

11,171,954
U.S. Government Agency Mortgage Obligations (85.9%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, TBA, 11/1/46	44,000,000	47,148,750
4.00%, TBA, 10/1/46	44,000,000	47,195,157

Federal National Mortgage Association Pass-Through Certificates
5.50%, TBA, 11/1/46	23,000,000	25,907,603
5.50%, TBA, 10/1/46	23,000,000	25,921,978
4.50%, TBA, 11/1/46	9,000,000	9,846,211
4.50%, TBA, 10/1/46	19,000,000	20,807,968
4.00%, TBA, 11/1/46	1,000,000	1,072,617
4.00%, TBA, 10/1/46	1,000,000	1,073,906
3.50%, TBA, 11/1/46	791,000,000	833,794,366
3.50%, TBA, 10/1/46	791,000,000	834,752,188
3.00%, TBA, 10/1/46	135,000,000	140,336,712
2.50%, TBA, 11/1/46	282,000,000	284,159,048
2.50%, TBA, 10/1/46	353,000,000	356,309,375

		2,628,325,879

Total U.S. government and agency mortgage obligations (cost $2,637,050,906)		$2,639,497,833

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2.125%, 2/15/41 [i]	$123,089	$165,945

U.S. Treasury Notes 1.25%, 12/15/18 [i]	470,000	476,166

Total U.S. treasury obligations (cost $642,111)		$642,111

MORTGAGE-BACKED SECURITIES (48.8%)*	Principal amount	Value

Agency collateralized mortgage obligations (15.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 23.683%, 4/15/37	$297,163	$501,490
IFB Ser. 2979, Class AS, 22.351%, 3/15/34	23,433	24,680
IFB Ser. 4104, Class S, IO, 5.576%, 9/15/42	11,467,175	2,415,001
IFB Ser. 326, Class S2, IO, 5.426%, 3/15/44	19,159,547	4,203,126
IFB Ser. 311, Class S1, IO, 5.426%, 8/15/43	17,579,652	3,497,876
Ser. 3687, Class CI, IO, 5.00%, 11/15/38	10,186,431	1,080,220
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	13,181,061	2,050,973
Ser. 4000, Class PI, IO, 4.50%, 1/15/42	17,452,231	2,537,554
Ser. 4024, Class PI, IO, 4.50%, 12/15/41	23,524,054	3,314,186
Ser. 4462, IO, 4.00%, 4/15/45	21,651,103	3,300,061
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	58,147,263	8,290,113
Ser. 4213, Class GI, IO, 4.00%, 11/15/41	33,835,482	3,569,643
Ser. 4020, Class IA, IO, 4.00%, 3/15/27	19,731,033	1,967,776
Ser. 4484, Class TI, IO, 3.50%, 11/15/44	24,927,553	2,186,146

28 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (48.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4122, Class CI, IO, 3.50%, 10/15/42	$21,440,495	$2,526,012
Ser. 4105, Class HI, IO, 3.50%, 7/15/41	9,969,205	1,232,219
Ser. 4199, Class CI, IO, 3.50%, 12/15/37	53,477,625	3,850,389
Ser. 4165, Class TI, IO, 3.00%, 12/15/42	26,382,977	2,593,447
Ser. 4210, Class PI, IO, 3.00%, 12/15/41	20,217,026	1,460,206
FRB Ser. T-56, Class A, IO, 0.524%, 5/25/43	196,070	3,248
FRB Ser. 57, Class 1AX, IO, 0.376%, 7/25/43	12,905,720	138,749
Ser. 3314, PO, zero %, 11/15/36	51,118	50,239
Ser. 3326, Class WF, zero %, 10/15/35	35,784	29,485
Ser. 1208, Class F, PO, zero %, 2/15/22	22,644	20,671
FRB Ser. T-56, Class 2, IO, zero %, 5/25/43	217,550	1

Federal National Mortgage Association
IFB Ser. 06-8, Class HP, 22.641%, 3/25/36	836,768	1,440,940
IFB Ser. 05-83, Class QP, 16.028%, 11/25/34	246,546	326,373
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	29,400,603	6,801,033
IFB Ser. 13-18, Class SB, IO, 5.625%, 10/25/41	19,827,152	2,123,488
Ser. 399, Class 2, IO, 5.50%, 11/25/39	57,255	11,209
Ser. 374, Class 6, IO, 5.50%, 8/25/36	2,089,352	439,564
IFB Ser. 13-103, Class SK, IO, 5.395%, 10/25/43	21,036,789	5,316,447
Ser. 12-132, Class PI, IO, 5.00%, 10/25/42	27,925,499	4,274,361
Ser. 378, Class 19, IO, 5.00%, 6/25/35	2,423,906	389,868
Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	14,550,124	2,859,809
Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	19,706,112	2,187,221
Ser. 409, Class 81, IO, 4.50%, 11/25/40	18,965,079	2,606,542
Ser. 404, Class 2, IO, 4.50%, 5/25/40	193,254	31,550
Ser. 366, Class 22, IO, 4.50%, 10/25/35	1,297,895	57,425
Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	19,074,030	1,893,860
Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	31,923,501	4,802,252
Ser. 13-115, Class CI, IO, 4.00%, 2/25/43	29,677,947	2,319,717
Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	14,777,347	2,000,137
Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	13,556,652	1,803,577
Ser. 13-1, Class PI, IO, 4.00%, 6/25/42	27,874,739	3,806,073
Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	4,766,392	482,112
Ser. 409, Class C16, IO, 4.00%, 11/25/40	13,370,401	1,682,558
Ser. 405, Class 2, IO, 4.00%, 10/25/40	217,521	30,330
Ser. 16-70, Class QI, IO, 3.50%, 10/25/46 F	60,605,285	7,224,291
Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	44,837,620	5,431,445
Ser. 13-70, Class CI, IO, 3.50%, 1/25/43	12,292,031	1,090,303
Ser. 13-49, Class IP, IO, 3.50%, 12/25/42	32,511,813	3,397,485
Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	29,950,740	3,399,877
Ser. 12-123, Class DI, IO, 3.50%, 5/25/41	41,361,257	5,496,911
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	57,043,311	5,961,026
Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	21,785,770	1,673,147
Ser. 13-35, Class PN, 3.00%, 4/25/43 [i]	333,130	345,206
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	14,818,624	1,310,522
Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	27,945,917	2,414,527
Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	24,872,879	1,816,466

Diversified Income Trust 29

MORTGAGE-BACKED SECURITIES (48.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
FRB Ser. 03-W10, Class 1, IO, 0.624%, 6/25/43	$5,234,550	$66,657
FRB Ser. 01-50, Class B1, IO, 0.387%, 10/25/41	270,268	3,209
FRB Ser. 02-W8, Class 1, IO, 0.301%, 6/25/42	9,457,156	112,304
Ser. 99-51, Class N, PO, zero %, 9/17/29	68,478	60,104

Federal National Mortgage Association Grantor Trust
Ser. 98-T2, Class A4, IO, 6.50%, 10/25/36	44,102	6,264
Ser. 00-T6, IO, 0.72%, 3/30/30	6,165,159	131,010
Ser. 01-T1, Class 1, IO, 0.685%, 10/25/40	762,554	4,518

Government National Mortgage Association
IFB Ser. 13-129, Class SN, IO, 5.618%, 9/20/43	14,738,733	2,425,553
IFB Ser. 10-20, Class SC, IO, 5.618%, 2/20/40	11,942,565	1,980,794
IFB Ser. 13-99, Class VS, IO, 5.57%, 7/16/43	17,573,408	3,039,672
IFB Ser. 14-119, Class SA, IO, 5.068%, 8/20/44	44,157,729	6,899,645
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	23,584,182	3,876,768
Ser. 14-4, Class PI, IO, 5.00%, 12/16/43	15,032,111	2,312,991
Ser. 14-25, Class MI, IO, 5.00%, 11/20/43	16,992,120	2,655,698
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	8,778,317	1,545,712
Ser. 13-6, Class IC, IO, 5.00%, 1/20/43	7,352,175	1,258,472
Ser. 12-146, IO, 5.00%, 12/20/42	15,921,655	2,712,254
Ser. 13-6, Class CI, IO, 5.00%, 12/20/42	5,403,223	841,930
Ser. 13-130, Class IB, IO, 5.00%, 12/20/40	10,840,110	752,369
Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	7,387,380	275,397
Ser. 11-41, Class BI, IO, 5.00%, 5/20/40	7,371,019	516,072
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	26,580,735	4,766,723
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	20,197,115	3,350,701
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	99,087,695	17,519,299
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	61,477,433	10,660,187
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	28,597,825	4,461,698
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	24,583,500	4,179,195
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	26,683,457	4,214,065
Ser. 13-183, Class JI, IO, 4.50%, 2/16/43	25,889,199	2,596,868
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	6,116,946	740,946
Ser. 11-140, Class BI, IO, 4.50%, 12/20/40	5,624,536	185,361
Ser. 13-167, IO, 4.50%, 9/20/40	17,317,582	1,989,563
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	15,754,541	2,334,193
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	38,860,667	5,878,686
Ser. 10-20, Class BI, IO, 4.50%, 2/16/40	30,448,367	5,702,979
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	23,772,736	3,636,016
Ser. 14-71, Class PI, IO, 4.50%, 12/20/39	34,027,966	4,397,094
Ser. 10-168, Class PI, IO, 4.50%, 11/20/39	9,797,782	827,031
Ser. 10-158, Class IP, IO, 4.50%, 6/20/39	12,960,850	952,882
Ser. 10-98, Class PI, IO, 4.50%, 10/20/37	2,510,948	58,756
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	39,463,467	5,887,160
Ser. 14-4, Class BI, IO, 4.00%, 1/20/44	19,991,871	4,213,539
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	19,673,553	2,782,537
Ser. 14-163, Class PI, IO, 4.00%, 10/20/43	23,739,960	2,152,103
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	12,214,234	1,678,846

30 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (48.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 13-27, Class IJ, IO, 4.00%, 2/20/43	$14,047,905	$2,024,303
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	7,841,457	1,022,030
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	22,501,182	3,426,165
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	8,721,029	1,242,175
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	30,942,640	3,619,998
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	18,671,106	1,124,225
Ser. 13-76, IO, 3.50%, 5/20/43	48,577,030	4,926,197
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	36,852,382	3,303,816
Ser. 13-28, IO, 3.50%, 2/20/43	13,681,588	1,457,410
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	31,048,971	3,071,054
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	28,419,064	2,801,835
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	21,259,899	2,098,565
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	45,096,539	8,040,803
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	36,837,895	5,805,358
Ser. 12-92, Class AI, IO, 3.50%, 4/20/42	19,992,620	1,722,548
Ser. 14-62, Class CI, IO, 3.50%, 2/20/42	31,747,995	2,415,673
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	36,851,041	3,404,889
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	49,992,896	5,643,698
Ser. 15-17, Class LI, IO, 3.50%, 5/16/40	38,137,801	3,785,940
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	41,320,913	4,061,106
Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	16,815,512	1,803,233
Ser. 13-37, Class UI, IO, 3.00%, 2/20/42	21,780,008	1,980,674
Ser. 13-41, Class MI, IO, 3.00%, 11/20/41	20,393,311	1,586,804
Ser. 15-H18, Class BI, IO, 2.508%, 7/20/65	60,417,897	7,739,533
Ser. 16-H17, Class KI, IO, 2.466%, 7/20/66	32,726,257	4,439,055
Ser. 15-H15, Class BI, IO, 2.443%, 6/20/65	91,333,885	11,751,657
Ser. 15-H24, Class AI, IO, 2.395%, 9/20/65	49,694,263	6,331,049
Ser. 15-H20, Class BI, IO, 2.37%, 8/20/65	63,118,938	8,016,105
Ser. 16-H04, Class HI, IO, 2.361%, 7/20/65	68,628,391	8,050,110
Ser. 15-H10, Class BI, IO, 2.301%, 4/20/65	44,707,540	5,477,970
Ser. 16-H16, Class EI, IO, 2.166%, 6/20/66	46,828,365	6,204,758
Ser. 15-H12, Class AI, IO, 1.833%, 5/20/65	104,793,125	10,838,019
Ser. 15-H23, Class DI, IO, 1.825%, 9/20/65	50,639,519	5,391,438
Ser. 15-H15, Class AI, IO, 1.786%, 6/20/65	57,228,707	6,163,532
FRB Ser. 15-H08, Class CI, IO, 1.771%, 3/20/65	81,789,259	8,390,024
Ser. 15-H23, Class BI, IO, 1.705%, 9/20/65	90,925,752	9,347,167
Ser. 15-H03, Class CI, IO, 1.702%, 1/20/65	88,600,831	8,645,315
Ser. 16-H14, IO, 1.65%, 6/20/66	67,596,922	6,374,390
Ser. 16-H12, Class AI, IO, 1.642%, 7/20/65	74,525,110	6,731,928
Ser. 16-H06, Class CI, IO, 1.609%, 2/20/66	56,526,978	5,194,829
Ser. 16-H18, IO, 1.573%, 8/20/66	77,533,958	6,675,674
Ser. 06-36, Class OD, PO, zero %, 7/16/36	17,105	14,982
Ser. 06-64, PO, zero %, 4/16/34	24,262	23,876

		466,904,894

Diversified Income Trust 31

MORTGAGE-BACKED SECURITIES (48.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities (21.1%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695%, 7/10/46	$14,238,496	$14,034,220
Ser. 06-1, Class B, 5.49%, 9/10/45	4,164,000	4,154,006

Banc of America Commercial Mortgage Trust 144A FRB
Ser. 07-5, Class XW, IO, 0.497%, 2/10/51	140,968,949	396,517

Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.527%, 11/10/42	7,045,000	6,996,390
FRB Ser. 05-1, Class C, 5.527%, 11/10/42	8,629,000	8,183,053

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW16, Class AJ, 5.91%, 6/11/40	10,767,000	10,390,155
FRB Ser. 06-PW11, Class AJ, 5.565%, 3/11/39	7,199,000	7,194,501
Ser. 05-PWR7, Class D, 5.304%, 2/11/41	4,190,000	3,630,635
Ser. 05-PWR7, Class C, 5.235%, 2/11/41	4,945,000	4,947,967
Ser. 05-PWR7, Class B, 5.214%, 2/11/41	6,609,412	6,569,756
Ser. 05-PWR9, Class C, 5.055%, 9/11/42	3,745,000	3,756,610

Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class C, 5.565%, 3/11/39	8,260,000	7,502,723

CD Mortgage Trust 144A
FRB Ser. 07-CD5, Class E, 6.32%, 11/15/44	8,486,000	8,235,268
FRB Ser. 07-CD5, Class XS, IO, 0.271%, 11/15/44	102,364,720	77,317

CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2,
Class E, 5.885%, 12/15/47	13,980,000	14,224,166

Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B,
6.191%, 3/15/49	2,642,926	2,598,261

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.954%, 5/15/46	751,000	740,196

COMM Mortgage Trust Ser. 06-C8, Class AJ, 5.377%, 12/10/46	17,672,000	16,959,818

COMM Mortgage Trust 144A
FRB Ser. 13-CR11, Class D, 5.337%, 10/10/46	1,999,000	1,924,038
FRB Ser. 14-CR18, Class D, 4.895%, 7/15/47	11,804,000	9,607,276
Ser. 12-LC4, Class E, 4.25%, 12/10/44	10,009,000	8,184,356
FRB Ser. 14-UBS6, Class D, 4.114%, 12/10/47	5,147,000	4,125,956
Ser. 13-LC13, Class E, 3.719%, 8/10/46	11,140,000	8,789,017
Ser. 14-CR18, Class E, 3.60%, 7/15/47	11,801,000	7,257,281

Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5,
Class AX, IO, 0.822%, 12/15/39	68,757,062	371,288

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.267%, 2/15/41	10,825,000	10,730,823

Credit Suisse First Boston Mortgage Securities Corp.
Ser. 05-C5, Class F, 5.10%, 8/15/38	4,760,000	4,743,238
Ser. 05-C3, Class B, 4.882%, 7/15/37	9,029,000	9,005,525

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	4,784,187	2,152,884

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1,
Class D, 3.943%, 4/15/50	7,725,000	6,575,906

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.487%, 3/10/44	14,142,241	13,915,965

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	705,466	707,653

32 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (48.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.557%, 2/10/46	$3,958,000	$3,673,816
FRB Ser. 05-GG4, Class XC, IO, 0.825%, 7/10/39	13,864,756	20,797

GS Mortgage Securities Trust Ser. 06-GG8, Class AJ,
5.622%, 11/10/39	6,591,000	5,285,467

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.847%, 1/10/45	470,624	472,276
Ser. 11-GC3, Class E, 5.00%, 3/10/44	8,510,000	8,551,522
FRB Ser. 14-GC26, Class D, 4.661%, 11/10/47	3,972,000	3,195,236

JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class E, 4.474%, 2/15/47	7,852,000	5,734,316
FRB Ser. 14-C25, Class D, 4.097%, 11/15/47	12,479,000	9,683,704
Ser. 14-C25, Class E, 3.332%, 11/15/47	15,725,000	9,127,948

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.285%, 2/12/51	6,346,500	6,340,154
FRB Ser. 06-LDP7, Class B, 6.116%, 4/17/45	9,729,000	4,864,500
FRB Ser. 06-LDP6, Class B, 5.844%, 4/15/43	953,261	953,261
FRB Ser. 05-LDP2, Class E, 4.981%, 7/15/42	6,146,000	6,136,166

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class B, 6.385%, 2/12/51	9,775,000	7,837,595
FRB Ser. 07-CB20, Class C, 6.385%, 2/12/51	9,324,000	8,205,120
FRB Ser. 11-C3, Class E, 5.801%, 2/15/46	10,985,000	11,368,377
FRB Ser. 13-C13, Class D, 4.189%, 1/15/46	4,169,000	3,891,575
Ser. 13-C13, Class E, 3.986%, 1/15/46	13,925,000	11,371,155
Ser. 13-C10, Class E, 3.50%, 12/15/47	14,081,000	10,311,516
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46	9,312,000	6,945,821

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41%, 6/15/31	2,014,705	2,048,165
Ser. 98-C4, Class J, 5.60%, 10/15/35	3,535,000	3,642,818

LB-UBS Commercial Mortgage Trust
Ser. 06-C6, Class D, 5.502%, 9/15/39	3,660,000	804,212
FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	25,155,000	12,872,820

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.40%, 4/20/48	9,081,000	8,009,079

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.472%, 2/12/51	2,001,000	2,060,230
FRB Ser. 05-CIP1, Class C, 5.781%, 7/12/38	6,121,303	5,988,593
Ser. 04-KEY2, Class D, 5.046%, 8/12/39	3,769,406	3,732,342

Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 9.321%, 1/15/37	280,238	10,537
FRB Ser. 07-C5, Class X, IO, 5.866%, 12/15/49	3,916,063	242,404

ML-CFC Commercial Mortgage Trust Ser. 06-3, Class AJ,
5.485%, 7/12/46	7,371,936	7,278,312

ML-CFC Commercial Mortgage Trust 144A Ser. 06-4,
Class AJFX, 5.147%, 12/12/49	9,331,000	9,320,736

Diversified Income Trust 33

MORTGAGE-BACKED SECURITIES (48.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C14, Class D, 4.992%, 2/15/47	$3,750,000	$3,354,750
Ser. 14-C17, Class D, 4.854%, 8/15/47	23,488,000	19,543,808
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45	4,901,000	3,840,914
Ser. 14-C15, Class F, 4.00%, 4/15/47	8,998,000	5,898,044
Ser. 13-C13, Class F, 3.707%, 11/15/46	7,659,000	5,401,743
Ser. 14-C17, Class E, 3.50%, 8/15/47	14,427,000	8,532,465
Ser. 15-C24, Class D, 3.257%, 5/15/48	17,620,000	11,654,210

Morgan Stanley Capital I Trust
FRB Ser. 06-HQ8, Class D, 5.591%, 3/12/44 F	8,329,000	6,168,323
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 F	21,393,000	12,831,875
Ser. 06-HQ10, Class B, 5.448%, 11/12/41	5,060,000	5,015,461

Morgan Stanley Capital I Trust 144A FRB Ser. 08-T29, Class F,
6.477%, 1/11/43	7,212,000	7,209,115

Morgan Stanley Capital I, Inc. 144A FRB Ser. 04-RR, Class F7,
6.00%, 4/28/39	4,454,121	4,063,940

STRIPS CDO 144A Ser. 03-1A, Class N, IO, 5.00%, 3/24/18
(Cayman Islands)	1,590,000	286,200

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	4,848,660	363,650

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 13-C6, Class D, 4.491%, 4/10/46	8,594,000	7,999,295
Ser. 13-C6, Class E, 3.50%, 4/10/46	18,360,000	13,050,256

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.315%, 6/15/45	27,153,000	20,397,334
FRB Ser. 05-C21, Class D, 5.464%, 10/15/44	24,100,000	24,025,304
FRB Ser. 07-C34, IO, 0.449%, 5/15/46	59,316,116	118,632

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 04-C11, Class G, 5.935%, 1/15/41	5,825,000	5,813,350

Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.777s, 10/15/45	8,580,000	7,434,570
FRB Ser. 13-LC12, Class D, 4.432%, 7/15/46	9,497,111	8,743,154
Ser. 13-LC12, Class E, 3.50%, 7/15/46	15,829,000	12,185,806

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.866%, 11/15/44	508,000	523,850
FRB Ser. 14-C19, Class E, 5.136%, 3/15/47	8,352,000	5,923,252
Ser. 12-C6, Class E, 5.00%, 4/15/45	7,840,000	6,471,920
Ser. 11-C3, Class E, 5.00%, 3/15/44	8,644,000	8,642,718
FRB Ser. 12-C9, Class D, 4.961%, 11/15/45	2,295,000	2,268,608
FRB Ser. 13-C18, Class D, 4.821%, 12/15/46	4,013,000	3,849,795
FRB Ser. 13-UBS1, Class E, 4.782%, 3/15/46	11,752,000	9,762,445
FRB Ser. 13-C15, Class D, 4.629%, 8/15/46	5,545,000	5,070,064
Ser. 14-C19, Class D, 4.234%, 3/15/47	12,770,000	10,425,030
Ser. 13-C12, Class E, 3.50%, 3/15/48	15,114,000	11,799,500

		647,332,716

34 Diversified Income Trust

MORTGAGE-BACKED SECURITIES (48.8%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) (12.4%)
BCAP, LLC Trust 144A
FRB Ser. 11-RR3, Class 3A6, 2.608%, 11/27/36	$11,717,407	$7,616,315
FRB Ser. 15-RR5, Class 2A3, 1.559%, 1/26/46	4,301,912	3,215,587
FRB Ser. 12-RR5, Class 4A8, 0.694%, 6/26/35	10,769,611	10,026,732

Bear Stearns Asset Backed Securities I Trust FRB Ser. 04-FR3,
Class M6, 5.356%, 9/25/34	256,410	154,581

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 4.825%,
7/25/25 (Bermuda) F	10,335,000	10,493,260

Citigroup Mortgage Loan Trust 144A FRB Ser. 15-6, Class 1A2,
0.722%, 5/20/47	9,178,631	5,782,538

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.217%, 6/25/46	2,918,492	2,593,372
FRB Ser. 06-OA7, Class 1A2, 1.447%, 6/25/46	19,304,521	15,386,668
FRB Ser. 05-38, Class A3, 0.875%, 9/25/35	42,649,240	37,747,297
FRB Ser. 05-59, Class 1A1, 0.862%, 11/20/35	35,716,142	30,388,411
FRB Ser. 06-OC2, Class 2A3, 0.815%, 2/25/36	10,610,085	7,692,312
FRB Ser. 06-OA10, Class 4A1, 0.715%, 8/25/46	13,049,777	9,457,826

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1,
Class B, 13.275%, 9/25/28	3,039,290	3,625,725
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
12.025%, 1/25/25	15,325,466	17,540,164
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2,
Class B, 11.025%, 10/25/28	2,530,000	2,795,180
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2,
Class B, 11.025%, 5/25/28	5,385,380	5,916,637
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1,
Class B, 10.525%, 7/25/28	765,926	820,970
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3,
Class B, 9.875%, 4/25/28	11,981,251	12,538,772
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2,
Class B, 8.075%, 12/25/27	11,472,022	11,617,758
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2,
Class M3, 5.675%, 11/25/28	2,950,000	3,148,901

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
13.275%, 10/25/28	3,990,000	4,934,665
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
12.775%, 9/25/28	14,000,000	17,158,333
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.275%, 10/25/28	7,745,000	9,100,579
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
12.275%, 8/25/28	11,787,000	14,101,982
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.425%, 10/25/28	7,775,000	8,498,414
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.225%, 4/25/28	26,931,500	29,119,288
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.525%, 7/25/25	20,884,500	22,206,265

Diversified Income Trust 35

MORTGAGE-BACKED SECURITIES (48.8%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.525%, 7/25/25	$5,136,364	$5,531,612
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
5.075%, 2/25/25	8,248,269	8,597,171
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
4.775%, 1/25/29	2,760,000	2,830,380
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.525%, 5/25/25	2,099,000	2,193,759
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.525%, 5/25/25	3,124,000	3,244,697

Green Tree Home Improvement Loan Trust Ser. 95-D, Class B2,
7.45%, 9/15/25	1,965	1,964

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2,
0.705%, 5/25/36 F	14,458,179	7,181,378

Nomura Resecuritization Trust 144A FRB Ser. 15-4R,
Class 1A14, 0.637%, 3/26/47	38,798,468	22,022,010

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 2.732%, 9/25/35	2,575,159	2,504,317
FRB Ser. 05-AR13, Class A1C3, 1.015%, 10/25/45	19,237,179	16,577,608
FRB Ser. 05-AR19, Class A1C4, 0.925%, 12/25/45	4,698,545	4,047,796

		378,411,224

Total mortgage-backed securities (cost $1,604,432,724)		$1,492,648,834

CORPORATE BONDS AND NOTES (31.6%)*	Principal amount	Value

Basic materials (2.6%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 6/1/23	$1,986,000	$2,005,860

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%,
6/1/19 (France)	890,000	1,076,900

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%,
6/1/25 (France)	1,760,000	1,914,000

ArcelorMittal SA sr. unsec. unsub. notes 8.00%,
10/15/39 (France)	404,000	436,320

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	1,465,000	1,500,709

Beacon Roofing Supply, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 10/1/23	2,021,000	2,182,680

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9.75%, 10/15/23	1,316,000	1,546,300

BMC East, LLC 144A company guaranty sr. notes
5.50%, 10/1/24	483,000	483,000

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	2,160,000	2,192,400

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10.75%, 8/15/23	3,875,000	4,446,563

Cemex Finance, LLC 144A company guaranty sr. notes 9.375%,
10/12/22 (Mexico)	955,000	1,049,306

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	600,000	615,000

36 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.6%)* cont.	Principal amount	Value

Basic materials cont.
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	$800,000	$822,000

Cemex SAB de CV 144A company guaranty sr. sub. notes 7.25%,
1/15/21 (Mexico)	2,250,000	2,409,750

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	1,420,000	1,340,125

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	4,276,000	4,372,210

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	1,596,000	1,627,920

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	1,725,000	1,526,625

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	1,989,000	1,785,128

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	380,000	351,500

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	1,263,000	1,297,733

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6.875%, 2/15/23	1,943,000	2,013,434

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	201,000	182,910

GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9.50%, 2/1/23	2,170,000	2,479,117

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	2,785,000	2,791,963

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	2,136,000	2,221,440

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	1,845,000	2,029,500

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	3,146,000	3,330,828

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	2,813,000	2,883,325

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	2,755,000	2,921,127

Perstorp Holding AB 144A company guaranty sr. notes 8.75%,
5/15/17 (Sweden)	2,440,000	2,433,900

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	625,000	664,063

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsec. unsub. notes 7.50%, 11/20/25 (Ireland)	2,371,000	2,797,780

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	305,000	321,013

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	1,985,000	2,079,288

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	1,557,000	1,615,388

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.125%, 10/1/21	585,000	607,669

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	4,808,000	4,050,740

Diversified Income Trust 37

CORPORATE BONDS AND NOTES (31.6%)* cont.	Principal amount	Value

Basic materials cont.
USG Corp. 144A company guaranty sr. unsec. notes
5.50%, 3/1/25	$2,621,000	$2,811,023

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	1,745,000	1,553,050

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	3,526,000	3,834,525

Capital goods (1.7%)		78,604,112
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8.25%, 10/1/20	3,976,000	4,174,800

Ardagh Packaging Finance PLC/Ardagh Holdings USA,
Inc. 144A company guaranty sr. unsec. notes 7.25%,
5/15/24 (Ireland)	3,765,000	4,000,313

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6.50%, 6/15/23 (Canada)	2,699,000	2,779,970

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	690,000	719,325

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	3,012,000	3,057,180

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	2,780,000	3,099,700

Cortes NP Acquisition Corp. 144A sr. unsec. notes
9.25%, 10/15/24	845,000	845,000

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	2,765,000	3,093,344

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7.75%, 12/15/20 (Luxembourg)	1,928,000	2,009,940

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	5,389,000	5,106,078

KLX, Inc. 144A company guaranty sr. unsec. notes
5.875%, 12/1/22	2,330,000	2,411,550

Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	1,150,000	1,571,989

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	3,298,000	3,256,775

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	1,865,000	1,951,256

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	2,444,000	2,572,310

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu 144A company guaranty sr. unsec.
unsub. notes 7.00%, 7/15/24	1,838,000	1,971,255

Terex Corp. company guaranty sr. unsec. notes 6.00%, 5/15/21	842,000	860,945

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	2,534,000	2,755,725

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7.50%, 7/15/21	525,000	556,500

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4.75%, 4/29/25	3,676,000	3,859,800

		50,653,755

38 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.6%)* cont.	Principal amount	Value

Communication services (4.1%)
Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)	$1,050,000	$1,074,938

Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)	540,000	538,650

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	5,005,000	5,336,581

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	1,117,000	1,164,473

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	2,520,000	2,683,800

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	527,000	558,620

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	5,387,000	5,622,681

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	661,000	687,440

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	380,000	401,850

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	1,641,000	1,641,000

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	1,610,000	1,605,991

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	4,146,000	3,938,700

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	2,060,000	2,178,450

CSC Holdings, LLC 144A sr. unsec. unsub. notes
10.125%, 1/15/23	2,010,000	2,316,525

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%,
9/30/20 (Jamaica)	786,000	682,838

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	4,275,000	3,762,000

Frontier Communications Corp. sr. unsec. notes
11.00%, 9/15/25	1,860,000	1,941,375

Frontier Communications Corp. sr. unsec. notes
10.50%, 9/15/22	2,090,000	2,215,400

Frontier Communications Corp. sr. unsec. notes 6.25%, 9/15/21	2,295,000	2,206,069

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	475,000	443,531

Inmarsat Finance PLC company guaranty sr. unsec. unsub. notes
Ser. REGS, 4.875%, 5/15/22 (United Kingdom)	1,396,000	1,326,200

Level 3 Communications, Inc. sr. unsec. unsub. notes
5.75%, 12/1/22	3,105,000	3,244,725

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 1/15/24	1,360,000	1,416,950

Neptune Finco Corp. 144A sr. unsec. unsub. notes
10.875%, 10/15/25	1,765,000	2,065,050

Qwest Corp. sr. unsec. unsub. notes 7.25%, 9/15/25	1,375,000	1,504,701

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	3,679,000	3,743,383

SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)	4,231,000	4,199,268

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	5,995,000	5,627,806

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	2,303,000	2,541,936

Diversified Income Trust 39

CORPORATE BONDS AND NOTES (31.6%)* cont.		Principal amount	Value

Communication services cont.
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		$10,036,000	$10,098,725

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		3,845,000	3,859,419

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23		2,443,000	2,617,064

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		3,740,000	4,067,250

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		1,889,000	2,018,038

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22		4,357,000	4,607,528

Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	2,690,000	3,324,627

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes 5.625%, 4/15/23 (Germany)	EUR	1,220,000	1,450,636

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW
GmbH company guaranty sr. notes Ser. REGS, 5.75%,
1/15/23 (Germany)	EUR	542,700	644,843

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 5.125%, 1/21/23 (Germany)	EUR	1,725,300	2,031,493

Videotron, Ltd. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/22 (Canada)		$3,535,000	3,685,238

Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 4.50%, 1/15/25 (United Kingdom)	EUR	3,165,000	3,513,838

Virgin Media Secured Finance PLC 144A sr. notes 6.00%,
4/15/21 (United Kingdom)	GBP	1,944,000	2,609,920

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22		$2,307,000	2,249,325

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19		2,189,000	2,304,098

Wind Acquisition Finance SA 144A company guaranty sr. notes
4.00%, 7/15/20 (Luxembourg)	EUR	2,375,000	2,707,974

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23		$5,401,000	4,901,408

Ziggo Bond Finance BV 144A sr. unsec. bonds 4.625%,
1/15/25 (Netherlands)	EUR	1,025,000	1,150,167

124,512,522
Consumer cyclicals (4.7%)
AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5.875%, 2/15/22		$2,740,000	2,835,900

AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 6/15/25		939,000	948,390

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23		1,977,000	2,068,436

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22		2,540,000	2,311,400

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21		2,336,000	1,296,480

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		936,000	1,013,220

40 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.6%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6.50%, 12/15/20 (Canada)		$1,030,000	$1,066,050

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		2,485,000	2,510,596

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21		2,966,000	3,258,893

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24		835,000	893,450

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21		945,000	978,075

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		916,000	938,900

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		2,061,000	2,071,305

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		1,357,000	1,341,734

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		4,577,000	4,765,801

Dakota Merger Sub, Inc. 144A sr. notes 7.75%, 9/1/23		2,770,000	2,773,463

Dakota Merger Sub, Inc. 144A sr. unsec. notes 10.75%, 9/1/24		1,110,000	1,087,800

Dollar Tree, Inc. company guaranty sr. unsec. unsub. notes
5.75%, 3/1/23		1,330,000	1,431,413

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7.00%, 8/1/23		3,775,000	4,006,219

Entercom Radio, LLC company guaranty sr. unsec. notes
10.50%, 12/1/19		2,260,000	2,353,225

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4.875%, 11/1/20		3,321,000	3,578,378

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. unsub. notes 5.375%, 4/15/26		1,000,000	1,075,000

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6.625%, 7/25/22 (Canada)	CAD	3,471,000	2,771,350

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$900,000	1,026,933

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub.
notes 4.625%, 5/15/24		1,375,000	1,411,094

Hilton Domestic Operating Co., Inc. 144A sr. unsec. sub. notes
4.25%, 9/1/24		350,000	357,000

Howard Hughes Corp. (The) 144A sr. unsec. notes
6.875%, 10/1/21		2,466,000	2,592,383

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		581,000	459,716

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		1,496,000	1,561,450

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		1,425,000	1,553,250

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20		603,000	604,435

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		700,000	682,500

Diversified Income Trust 41

CORPORATE BONDS AND NOTES (31.6%)* cont.	Principal amount	Value

Consumer cyclicals cont.
L Brands, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/21	$807,000	$931,076

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22	1,325,000	1,480,688

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22	2,567,000	2,672,889

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24	1,180,000	1,239,000

Lennar Corp. company guaranty sr. unsec. unsub. bonds
4.50%, 11/15/19	1,000,000	1,053,750

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	1,097,000	1,157,335

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	2,586,000	2,577,919

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	1,231,000	1,224,845

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	1,317,000	1,224,810

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8.75%, 10/15/21 ‡‡	3,744,000	2,939,040

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8.00%, 10/15/21	1,280,000	1,068,800

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	2,121,000	2,216,445

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	2,510,000	2,635,500

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	307,000	319,280

Owens Corning company guaranty sr. unsec. notes
4.20%, 12/1/24	2,207,000	2,343,633

Penn National Gaming, Inc. sr. unsec. sub. notes
5.875%, 11/1/21	4,566,000	4,714,395

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 10/1/22	4,243,000	4,402,113

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.50%, 5/15/26	733,000	731,168

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5.375%, 12/1/24	1,901,000	1,910,505

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	1,625,000	1,876,875

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	2,845,000	2,891,231

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	2,360,000	2,424,900

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12.125%, 9/1/18	2,820,000	2,886,975

Sabre GLBL, Inc. 144A company guaranty sr. notes
5.375%, 4/15/23	2,410,000	2,476,275

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	6,036,000	5,568,210

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	1,000,000	770,000

42 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.6%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22		$3,145,000	$3,325,838

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24		4,682,000	4,787,345

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub.
notes 6.00%, 7/15/24		1,848,000	1,963,500

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5.25%, 1/15/21		3,495,000	3,608,588

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25		2,045,000	2,208,600

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22		90,000	97,425

Standard Industries, Inc. 144A sr. unsec. notes
5.375%, 11/15/24		2,127,000	2,190,810

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6.375%, 6/1/21		3,699,000	3,699,000

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24		1,170,000	1,202,175

Tempur Sealy International, Inc. 144A company guaranty sr.
unsec. unsub. bonds 5.50%, 6/15/26		1,075,000	1,107,250

Thomas Cook Finance PLC 144A company guaranty sr. unsec.
bonds 6.75%, 6/15/21 (United Kingdom)	EUR	2,712,000	3,108,094

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22		$2,725,000	2,757,359

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8.50%, 5/15/21		1,023,000	1,058,805

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26		1,220,000	1,232,200

Consumer staples (1.5%)			145,708,885
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6.00%, 4/1/22 (Canada)		5,710,000	5,981,225

AMN Healthcare, Inc. 144A company guaranty sr. unsec. notes
5.125%, 10/1/24		545,000	550,450

Ashtead Capital, Inc. 144A company guaranty notes
6.50%, 7/15/22		3,536,000	3,717,220

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19		1,734,000	1,512,915

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		1,892,000	1,884,905

Ceridian HCM Holding, Inc. 144A sr. unsec. notes
11.00%, 3/15/21		6,489,000	6,862,118

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.00%, 5/1/22		1,349,000	1,549,664

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		2,870,000	3,049,375

JBS USA Lux SA/JBS USA Finance, Inc. 144A sr. unsec. notes
8.25%, 2/1/20 (Brazil)		680,000	701,250

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America,
LLC 144A company guaranty sr. unsec. notes 5.25%, 6/1/26		1,680,000	1,776,600

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America,
LLC 144A company guaranty sr. unsec. notes 5.00%, 6/1/24		1,680,000	1,755,600

Diversified Income Trust 43

CORPORATE BONDS AND NOTES (31.6%)* cont.	Principal amount	Value

Consumer staples cont.
Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	$1,115,000	$1,134,513

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	1,000,000	1,030,000

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	2,010,000	2,080,350

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	3,428,000	3,496,560

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 6.25%, 8/1/24	882,000	910,665

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	3,687,000	3,978,900

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9.75%, 2/1/19 ‡‡	559,387	290,881

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	2,208,000	2,508,840

44,772,031
Energy (5.7%)
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,553,000	1,582,119

Antero Resources Finance Corp. company guaranty sr. unsec.
sub. notes 5.375%, 11/1/21	2,529,000	2,557,451

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6.00%, 10/1/22	306,000	283,815

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6.00%, 4/1/21	1,011,000	947,813

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.625%, 6/1/24 (Canada)	794,000	647,110

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5.125%, 6/1/21 (Canada)	407,000	334,249

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	4,444,000	2,955,260

CHC Helicopter SA company guaranty sr. notes 9.25%,
10/15/20 (Canada) (In default) †	1,421,100	689,234

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	3,240,000	3,284,550

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	3,633,000	3,751,073

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5.50%, 10/1/22	215,000	223,063

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	1,467,000	1,342,305

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	473,000	352,385

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	1,758,000	1,841,505

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	4,269,000	3,030,990

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9.25%, 4/23/19 (Russia)	1,042,000	1,198,300

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	1,280,000	1,517,957

44 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.6%)* cont.	Principal amount	Value

Energy cont.
Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6.75%, 3/1/21 (In default) †	$242,000	$65,340

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12.00%, 12/15/20 (In default) †	6,381,000	3,094,785

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563%, 4/24/23 (Russia)	1,700,000	1,759,500

Lukoil International Finance BV 144A company guaranty sr.
unsec. unsub. bonds 6.656%, 6/7/22 (Russia)	2,380,000	2,726,328

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	3,560,000	3,666,800

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	2,095,000	2,100,238

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	818,000	781,190

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	3,944,000	3,776,380

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 8.75%, 5/23/26 (Brazil)	3,479,000	3,844,295

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 8.375%, 5/23/21 (Brazil)	14,882,000	16,221,341

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6.25%, 3/17/24 (Brazil)	11,457,000	11,141,933

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 4.875%, 3/17/20 (Brazil)	2,966,000	2,973,415

Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela)	2,797,000	1,174,460

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	14,670,000	6,052,842

Petroleos de Venezuela SA sr. unsec. notes 5.125%,
10/28/16 (Venezuela)	34,596,000	33,558,120

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	24,565,000	10,314,844

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	13,745,000	11,989,764

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.625%, 6/15/38 (Mexico)	760,000	752,400

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 6/2/41 (Mexico)	1,000,000	972,500

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.375%, 1/23/45 (Mexico)	1,865,000	1,781,075

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	1,665,000	1,685,813

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	3,060,000	2,967,588

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	1,639,000	1,491,490

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	802,000	737,840

Sabine Pass Liquefaction, LLC sr. notes 6.25%, 3/15/22	832,000	910,000

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	1,905,000	2,050,256

Sabine Pass Liquefaction, LLC sr. notes 5.625%, 4/15/23	2,130,000	2,273,775

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	1,390,000	1,424,750

Diversified Income Trust 45

CORPORATE BONDS AND NOTES (31.6%)* cont.	Principal amount	Value

Energy cont.
Samson Investment Co. company guaranty sr. unsec. notes
9.75%, 2/15/20 (In default) †	$3,925,000	$157,000

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8.25%, 5/15/20 (Canada)	2,090,000	2,228,463

Seventy Seven Energy, Inc. sr. unsec. notes 6.50%, 7/15/22 F	3,730,000	373

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	1,526,000	1,560,335

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	370,000	373,700

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	1,100,000	1,106,875

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	555,000	555,694

Tervita Corp. 144A sr. notes 8.00%, 11/15/18 (Canada)	2,590,000	2,564,100

Tervita Corp. 144A sr. unsec. notes 10.875%, 2/15/18 (Canada)
(In default) †	655,000	85,150

Triangle USA Petroleum Corp. 144A company guaranty sr.
unsec. notes 6.75%, 7/15/22 (In default) †	1,655,000	364,100

Whiting Petroleum Corp. company guaranty sr. unsec. sub.
notes 6.50%, 10/1/18	1,360,000	1,339,600

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6.125%, 7/15/22	765,000	794,251

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub.
notes 4.875%, 5/15/23	3,260,000	3,296,675

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	565,000	607,375

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	2,283,000	2,414,273

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	2,521,000	2,516,273

Financials (5.2%)		178,792,478
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	2,006,000	1,955,850

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	5,368,000	6,616,060

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,221,000	1,634,003

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9.00%,
perpetual maturity (Spain)	600,000	616,500

Banco Nacional de Costa Rica 144A sr. unsec. unsub. notes
4.875%, 11/1/18 (Costa Rica)	2,200,000	2,250,233

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	1,685,000	1,825,066

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	2,850,000	3,021,000

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	1,415,000	1,503,438

CNG Holdings, Inc./OH 144A sr. notes 9.375%, 5/15/20	2,620,000	1,598,200

CNO Financial Group, Inc. sr. unsec. unsub. notes
5.25%, 5/30/25	2,320,000	2,302,600

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	785,000	903,143

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	1,433,000	1,440,165

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%,
perpetual maturity (Switzerland)	1,285,000	1,220,750

46 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.6%)* cont.		Principal amount	Value

Financials cont.
DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20		$1,422,000	$895,860

Dresdner Funding Trust I jr. unsec. sub. notes 8.151%, 6/30/31		3,250,000	3,867,500

Dresdner Funding Trust I 144A jr. unsec. sub. notes
8.151%, 6/30/31		3,179,000	3,783,010

E*Trade Financial Corp. sr. unsec. unsub. notes 4.625%, 9/15/23		2,720,000	2,815,200

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		1,335,000	1,333,331

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15%, 11/15/66		1,154,000	516,415

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
sub. notes 8.125%, 7/15/19 ‡‡		2,425,000	2,364,375

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21		950,000	969,000

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22		3,267,000	3,136,320

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R		2,413,000	2,406,678

Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97		2,775,000	3,610,616

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%,
perpetual maturity (United Kingdom)	GBP	100,000	227,906

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)		$2,300,000	2,562,488

MetLife Capital Trust X 144A jr. unsec. sub. FRB 9.25%, 1/1/68		935,000	1,344,063

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20		1,255,000	1,275,331

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		3,743,000	3,668,140

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19		2,632,000	2,766,890

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21		2,586,000	2,721,765

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21		2,283,000	2,302,976

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%,
perpetual maturity (United Kingdom)		1,955,000	1,820,613

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)		3,515,000	3,225,013

Royal Bank of Scotland Group PLC unsec. sub. bonds 5.125%,
5/28/24 (United Kingdom)		1,495,000	1,496,585

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 5.298%, 12/27/17 (Russia)		2,500,000	2,562,500

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes
6.125%, 2/7/22 (Russia)		2,100,000	2,315,250

Sberbank of Russia Via SB Capital SA 144A sr. unsec. unsub.
notes 4.95%, 2/7/17 (Russia)		5,010,000	5,059,920

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.00%, 6/1/20		1,777,000	1,819,204

Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20		2,000,000	1,947,500

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8.50%, 9/15/18		2,178,000	1,622,610

Diversified Income Trust 47

CORPORATE BONDS AND NOTES (31.6%)* cont.		Principal amount	Value

Financials cont.
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company
guaranty sr. unsec. unsub. notes 5.875%, 6/15/24		$1,980,000	$2,059,200

UBS AG/Jersey jr. unsec. sub. FRN Ser. EMTN, 7.152%, perpetual
maturity (Jersey)	EUR	2,000,000	2,410,124

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21		$3,620,000	3,674,300

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902%, 7/9/20 (Russia)		3,060,000	3,327,750

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)		1,956,000	2,157,825

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)		2,200,000	2,323,794

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6.875%, 5/29/18 (Russia)		22,451,000	23,799,676

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds
6.95%, 10/17/22 (Russia)		27,040,000	28,865,200

VTB Bank PJSC via VTB Eurasia, Ltd. 144A unsec. sub. FRN
9.50%, perpetual maturity (Russia)		1,110,000	1,186,313

161,128,249
Health care (2.6%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 6.125%, 3/15/21		2,200,000	2,271,500

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 5.125%, 7/1/22		2,005,000	1,984,950

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23		3,768,000	3,598,440

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		2,705,000	2,934,925

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		1,466,000	1,513,645

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		1,978,000	1,701,080

Concordia International Corp. 144A company guaranty sr.
unsec. notes 7.00%, 4/15/23 (Canada)		2,557,000	1,636,480

ConvaTec Healthcare E SA 144A company guaranty sr. unsec.
unsub. notes 10.50%, 12/15/18 (Luxembourg)		2,010,000	2,040,150

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 5/15/22		2,396,000	2,114,470

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)		4,278,000	4,523,985

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23		4,173,000	3,703,538

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6.50%, 2/1/25 (Ireland)		500,000	441,875

Endo Limited/Endo Finance LLC/Endo Finco, Inc.
144A company guaranty sr. unsec. unsub. notes 6.00%,
7/15/23 (Ireland)		1,965,000	1,793,063

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22		2,717,000	2,778,133

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26		1,642,000	1,744,625

HCA, Inc. company guaranty sr. sub. notes 5.875%, 3/15/22		2,000,000	2,205,000

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22		741,000	850,298

HCA, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 2/1/25		1,065,000	1,099,613

48 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.6%)* cont.	Principal amount	Value

Health care cont.
Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6.375%, 8/1/23	$3,165,000	$3,291,600

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	869,000	940,693

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	2,404,000	2,277,790

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5.25%, 12/1/23	1,255,000	1,319,319

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	2,175,000	2,245,688

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	2,235,000	2,349,434

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	2,587,000	2,690,480

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	4,990,000	5,289,400

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	1,831,000	1,904,240

Tenet Healthcare Corp. company guaranty sr. FRN
4.35%, 6/15/20	3,355,000	3,372,111

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	810,000	866,700

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	4,416,000	4,669,920

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.375%, 10/15/20	1,194,000	1,119,375

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	3,185,000	2,743,081

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	2,557,000	2,205,413

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	1,062,000	947,835

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	1,705,000	1,457,775

78,626,624
Technology (1.3%)
Avaya, Inc. 144A company guaranty notes 10.50%, 3/1/21	443,000	97,460

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19	2,736,000	2,017,800

Black Knight InfoServ, LLC/Black Knight Lending Solutions, Inc.
company guaranty sr. unsec. notes 5.75%, 4/15/23	3,068,000	3,232,905

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	1,160,000	1,236,850

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
bonds 8.35%, 7/15/46	470,000	562,755

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr.
notes 5.45%, 6/15/23	2,550,000	2,732,215

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	2,670,000	2,823,525

First Data Corp. 144A notes 5.75%, 1/15/24	2,785,000	2,861,588

First Data Corp. 144A sr. notes 5.375%, 8/15/23	1,705,000	1,756,150

Diversified Income Trust 49

CORPORATE BONDS AND NOTES (31.6%)* cont.		Principal amount	Value

Technology cont.
Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡		$2,750,000	$2,667,500

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22		2,245,000	2,273,063

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R		3,445,000	3,677,538

Micron Technology, Inc. company guaranty sr. unsec. unsub.
notes 5.875%, 2/15/22		2,454,000	2,503,080

NXP BV/NXP Funding, LLC 144A Company guaranty sr. unsec.
notes 4.625%, 6/1/23 (Netherlands)		1,415,000	1,547,656

Techem Energy Metering Service GmbH & Co.
KG 144A company guaranty sr. unsec. sub. notes 7.875%,
10/1/20 (Germany)	EUR	1,550,000	1,813,103

Trionista TopCo GmbH 144A company guaranty sr. unsec. sub.
notes 6.875%, 4/30/21 (Germany)	EUR	3,425,000	4,039,499

Zebra Technologies Corp. sr. unsec. unsub. bonds
7.25%, 10/15/22		$2,922,000	3,166,718

39,009,405
Transportation (0.3%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes
6.375%, 5/15/23		4,120,000	3,986,100

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6.375%, 4/1/23		5,049,000	5,099,490

9,085,590
Utilities and power (1.9%)
AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20		2,779,000	3,272,273

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25		2,629,000	2,707,870

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23		965,000	974,650

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21		1,960,000	2,249,100

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25		2,635,000	2,602,063

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22		2,105,000	2,204,988

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24		510,000	538,688

Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 6.875%, 7/30/19 (Brazil)		2,825,000	2,973,341

Centrais Electricas Brasileiras SA (Electrobras) 144A sr. unsec.
unsub. notes 5.75%, 10/27/21 (Brazil)		500,000	491,250

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37		2,495,000	2,718,792

Dynegy, Inc. company guaranty sr. unsec. notes
7.375%, 11/1/22		385,000	380,188

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19		5,344,000	5,477,600

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24		260,000	255,320

El Paso Natural Gas Co., LLC company guaranty sr. unsec. notes
8.625%, 1/15/22		2,976,000	3,676,857

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11.75%, 3/1/22 (In default) †		2,773,024	3,410,820

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20		2,415,000	2,650,463

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24		785,000	814,438

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20		1,666,000	1,241,170

50 Diversified Income Trust

CORPORATE BONDS AND NOTES (31.6%)* cont.		Principal amount	Value

Utilities and power cont.
Hiland Partners Holdings, LLC/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. notes 7.25%, 10/1/20		$1,625,000	$1,683,906

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp.
144A company guaranty sr. unsec. sub. notes 5.50%, 5/15/22		780,000	811,200

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21		2,860,000	2,988,700

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27		2,133,000	2,090,340

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26		1,216,000	1,237,280

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22		1,655,000	1,746,765

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 6.50%, 7/15/21		499,000	516,388

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22		2,443,000	2,693,837

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.50%, 4/15/23		1,140,000	1,176,923

Southern Star Central Corp. 144A sr. unsec. notes
5.125%, 7/15/22		3,692,000	3,719,690

			57,304,900

Total corporate bonds and notes (cost $980,850,860)			$968,198,551

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (9.0%)*		Principal amount	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)		$28,554,000	$30,279,147

Argentina (Republic of) 144A sr. unsec. notes 7.50%,
4/22/26 (Argentina)		11,786,000	13,274,964

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.875%,
1/22/21 (Brazil)		3,755,000	3,999,075

Brazil (Federal Republic of) sr. unsec. unsub. notes 10.00%,
1/1/17 (Brazil) (units)	BRL	38,850	12,138,897

Buenos Aires (Province of) 144A sr. unsec. notes 9.125%,
3/16/24 (Argentina)		$13,509,000	15,097,508

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10.875%, 1/26/21 (Argentina)		9,195,000	10,666,200

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		2,225,000	2,336,250

Costa Rica (Republic of) 144A sr. unsec. unsub. notes 7.00%,
4/4/44 (Costa Rica)		1,500,000	1,601,250

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.00%,
1/26/24 (Croatia)		10,550,000	12,132,500

Egypt (Government of) 144A sr. unsec. notes 5.875%,
6/11/25 (Egypt)		5,675,000	5,393,066

Hellenic (Republic of) sr. unsec. notes 3.375%, 7/17/17 (Greece)	EUR	1,537,000	1,686,393

Hellenic (Republic of) sr. unsec. unsub. bonds 4.75%,
4/17/19 (Greece)	EUR	38,499,000	39,303,626

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, 3.00%,
2/24/40 (Greece)	EUR	3,275,000	2,128,762

Diversified Income Trust 51

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (9.0%)* cont.		Principal amount	Value

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, 3.00%,
2/24/39 (Greece)	EUR	2,805,320	$1,825,012

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/38 (Greece) ††	EUR	12,224,206	7,951,821

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/36 (Greece) ††	EUR	1,867,000	1,231,929

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	3,133,000	2,167,315

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	2,685,000	1,917,122

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	12,667,966	9,223,959

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	17,599,392	13,206,933

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/27 (Greece) ††	EUR	4,621,251	3,548,862

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	3,768,000	2,972,893

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	22,109,731	17,611,386

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	16,099,739	13,157,297

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	8,210,688	6,907,642

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
2/17/37 (Indonesia)		$3,255,000	4,259,981

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		3,250,000	4,119,375

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.125%,
1/15/45 (Indonesia)		6,310,000	7,185,513

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		5,860,000	6,050,450

Mexico (Republic of) sr. unsec. unsub. notes Ser. MTN, 4.75%,
3/8/44 (Mexico)		150,000	155,554

Russia (Federation of) 144A sr. unsec. notes 4.50%,
4/4/22 (Russia)		1,925,000	2,074,226

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)		3,715,000	6,687,000

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		6,600,000	7,623,000

Ukraine (Government of) 144A unsec. FRN Ser. GDP, zero %,
5/31/40 (Ukraine)		1,007,000	322,089

Venezuela (Bolivarian Republic of) sr. unsec. bonds 7.00%,
3/31/38 (Venezuela)		2,900,000	1,315,875

Venezuela (Bolivarian Republic of) sr. unsec. unsub. bonds
9.25%, 9/15/27 (Venezuela)		7,605,000	4,144,725

Vietnam (Republic of) 144A sr. unsec. bonds 4.80%,
11/19/24 (Vietnam)		600,000	636,905

Total foreign government and agency bonds and notes (cost $280,667,740)			$276,334,502

52 Diversified Income Trust

SENIOR LOANS (1.7%)* [c]	Principal amount	Value

Academy, Ltd. bank term loan FRN Ser. B, 5.00%, 7/2/22	$2,481,899	$2,423,989

Asurion, LLC bank term loan FRN 8.50%, 3/3/21	1,957,000	1,941,833

Avaya, Inc. bank term loan FRN Ser. B6, 6.50%, 3/31/18	2,165,986	1,636,673

Avaya, Inc. bank term loan FRN Ser. B7, 6.25%, 5/29/20	2,359,341	1,730,430

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17	4,010,095	4,376,016

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	4,613,863	4,548,982

Cortes NP Acquistion Corp. bank term loan FRN Ser. B,
6.00%, 9/29/23	595,000	577,150

Del Monte Foods, Inc. bank term loan FRN 8.25%, 8/18/21	1,435,000	1,090,600

DPx Holdings BV bank term loan FRN Ser. B, 4.25%, 3/11/21	1,542,459	1,539,887

EP Energy, LLC bank term loan FRN 9.75%, 6/30/21	465,000	455,700

First Data Corp. bank term loan FRN 4.522%, 3/24/21	672,774	676,444

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	2,966,349	2,484,317

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.274%, 1/30/19	2,744,000	2,100,304

Jeld-Wen, Inc. bank term loan FRN 5.25%, 10/15/21	2,672,796	2,686,997

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4.75%, 7/1/22	589,131	592,077

Navistar, Inc. bank term loan FRN Ser. B, 6.50%, 8/7/20	3,200,813	3,201,814

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	2,220,921	2,048,006

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	1,402,713	1,372,905

Petco Animal Supplies, Inc. bank term loan FRN Ser. B1,
5.00%, 1/26/23	2,383,026	2,401,892

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.25%, 9/7/23	2,280,000	2,284,886

Reynolds Group Holdings, Inc. bank term loan FRN Ser. B,
4.25%, 2/5/23	1,685,000	1,689,405

ROC Finance, LLC bank term loan FRN 5.00%, 6/20/19	5,304,034	5,184,693

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	2,088,649	1,935,482

Talbots, Inc. (The) bank term loan FRN 5.50%, 3/19/20	2,296,093	2,238,691

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.998%, 10/10/17	3,098,000	898,903

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.998%, 10/10/17	31,795	9,226

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 5.25%, 8/5/20	1,032,475	1,031,759

Total senior loans (cost $57,942,854)		$53,159,061

Diversified Income Trust 53

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	$89,988,900	$136,783

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	89,988,900	25,197

Goldman Sachs International
1.515/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.515	271,172,300	2,950,355

(1.9975)/3 month USD-LIBOR-BBA/Dec-46	Dec-16/1.9975	142,683,800	2,017,549

1.023/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.023	570,736,600	793,324

JPMorgan Chase Bank N.A.
(1.639)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.639	240,837,800	944,084

Total purchased swap options outstanding (cost $18,419,897)			$6,867,292

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Oct-16/$103.77	$418,000,000	$1,103,520

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Call)	Oct-16/100.97	64,000,000	118,400

Total purchased options outstanding (cost $1,586,250)			$1,221,920

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount		Value

Navistar International Corp. cv. sr. unsec. sub. bonds
4.50%, 10/15/18		$960,000	$908,400

Total convertible bonds and notes (cost $821,363)			$908,400

SHORT-TERM INVESTMENTS (9.1%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.51% L	Shares	187,111,979	$187,111,979

State Street Institutional Liquid Reserves Fund Trust
Class 0.34% P	Shares	2,912,000	2,912,000

U.S. Treasury Bills 0.291%, 11/10/16 # Δ §		$87,476,000	87,457,805

U.S. Treasury Bills 0.274%, 11/3/16 Δ		14,000	13,998

Total short-term investments (cost $277,486,215)			$277,495,782

TOTAL INVESTMENTS
Total investments (cost $5,859,900,920)			$5,716,974,286

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

54 Diversified Income Trust

SEK	Swedish Krona
USD/$	United States Dollar

Key to holding’s abbreviations
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through September 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $3,060,341,928.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

Diversified Income Trust 55

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $2,008,843,629 to cover certain derivative contracts, delayed delivery securities and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	89.0%	Canada	0.8%

Greece	2.2	Mexico	0.5

Russia	1.6	Luxembourg	0.5

Argentina	1.3	Other	2.1

Venezuela	1.0	Total	100.0%

Brazil	1.0

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $1,584,477,254)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$22,019,657	$20,914,022	$1,105,635

	British Pound	Sell	12/21/16	14,339,492	14,679,866	340,374

	Canadian Dollar	Buy	10/19/16	1,786,270	1,806,092	(19,822)

	Canadian Dollar	Sell	10/19/16	1,786,270	1,791,348	5,078

	Euro	Buy	12/21/16	14,267,921	14,212,655	55,266

	Hong Kong Dollar	Sell	11/16/16	16,114,947	16,116,533	1,586

	Japanese Yen	Buy	11/16/16	11,026,585	11,116,001	(89,416)

	Mexican Peso	Buy	10/19/16	15,183,058	15,793,366	(610,308)

	Mexican Peso	Sell	10/19/16	15,183,058	15,685,862	502,804

	New Zealand Dollar	Sell	10/19/16	1,400,677	1,873,831	473,154

	Norwegian Krone	Sell	12/21/16	14,970,478	14,535,511	(434,967)

	Swedish Krona	Sell	12/21/16	3,793,005	3,898,702	105,697

56 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $1,584,477,254) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC
	Australian Dollar	Buy	10/19/16	$10,279,252	$9,926,688	$352,564

	British Pound	Sell	12/21/16	14,292,236	14,616,737	324,501

	Canadian Dollar	Buy	10/19/16	37,673,138	38,066,200	(393,062)

	Canadian Dollar	Sell	10/19/16	37,673,138	37,973,801	300,663

	Euro	Sell	12/21/16	7,404,369	7,301,544	(102,825)

	Japanese Yen	Sell	11/16/16	16,342,195	16,033,958	(308,237)

	New Zealand Dollar	Buy	10/19/16	9,406,397	9,389,101	17,296

	New Zealand Dollar	Sell	10/19/16	9,406,397	9,202,808	(203,589)

	Swiss Franc	Sell	12/21/16	468,304	458,640	(9,664)

Citibank, N.A.
	Australian Dollar	Buy	10/19/16	14,353,600	13,830,822	522,778

	Brazilian Real	Sell	1/3/17	11,764,738	11,740,388	(24,350)

	British Pound	Sell	12/21/16	466,329	476,813	10,484

	Canadian Dollar	Buy	10/19/16	15,893,477	15,932,109	(38,632)

	Canadian Dollar	Sell	10/19/16	15,893,477	16,113,844	220,367

	Euro	Buy	12/21/16	11,268,112	11,251,349	16,763

	Mexican Peso	Sell	10/19/16	676,192	689,283	13,091

	New Zealand Dollar	Buy	10/19/16	741,308	338,367	402,941

	South African Rand	Buy	10/19/16	17,167,116	15,689,818	1,477,298

	South African Rand	Sell	10/19/16	17,167,116	16,639,294	(527,822)

	Swedish Krona	Sell	12/21/16	15,449,322	15,435,035	(14,287)

Credit Suisse International
	Australian Dollar	Buy	10/19/16	25,455,817	25,055,477	400,340

	Australian Dollar	Sell	10/19/16	25,142,576	25,056,673	(85,903)

	British Pound	Sell	12/21/16	296,649	303,497	6,848

	Canadian Dollar	Sell	10/19/16	31,821,715	32,260,951	439,236

	Euro	Sell	12/21/16	6,127,016	6,070,472	(56,544)

	Hong Kong Dollar	Sell	11/16/16	13,175,129	13,177,377	2,248

	Japanese Yen	Sell	11/16/16	17,233,881	17,108,850	(125,031)

	New Zealand Dollar	Buy	10/19/16	2,677,645	2,520,296	157,349

	Swedish Krona	Sell	12/21/16	25,492,996	25,257,446	(235,550)

Deutsche Bank AG
	Australian Dollar	Buy	10/4/16	16,869,612	16,751,057	118,555

	Australian Dollar	Sell	10/4/16	16,869,612	16,576,124	(293,488)

	Euro	Buy	10/4/16	10,936,143	10,961,247	(25,104)

	Euro	Sell	10/4/16	10,936,143	10,893,314	(42,829)

	Japanese Yen	Buy	10/4/16	15,637,669	15,865,820	(228,151)

	Japanese Yen	Sell	10/4/16	15,637,669	15,720,213	82,544

Goldman Sachs International
	Australian Dollar	Buy	10/19/16	12,809,049	12,458,035	351,014

	British Pound	Sell	12/21/16	16,669,969	17,013,553	343,584

	Canadian Dollar	Buy	10/19/16	13,336,728	13,428,736	(92,008)

Diversified Income Trust 57

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $1,584,477,254) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.
	Euro	Buy	12/21/16	$7,045,402	$6,815,376	$230,026

	Indian Rupee	Buy	11/16/16	15,226,233	15,219,763	6,470

	Indonesian Rupiah	Buy	11/16/16	16,452,241	16,304,356	147,885

	Japanese Yen	Sell	11/16/16	12,738,415	12,579,626	(158,789)

	Mexican Peso	Buy	10/19/16	15,234,897	16,036,880	(801,983)

	Mexican Peso	Sell	10/19/16	15,234,897	15,669,493	434,596

	New Zealand Dollar	Buy	10/19/16	835,182	784,342	50,840

	Russian Ruble	Buy	12/21/16	16,215,995	15,537,803	678,192

	South African Rand	Buy	10/19/16	17,824,999	16,235,451	1,589,548

	South African Rand	Sell	10/19/16	17,824,999	16,903,976	(921,023)

	Swedish Krona	Sell	12/21/16	16,530,849	16,505,823	(25,026)

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/19/16	1,589,157	1,512,878	76,279

	Canadian Dollar	Buy	10/19/16	16,033,133	16,144,038	(110,905)

	Canadian Dollar	Sell	10/19/16	16,033,133	16,192,015	158,882

	Euro	Sell	12/21/16	13,048,628	12,948,181	(100,447)

	Hong Kong Dollar	Sell	11/16/16	16,320,930	16,322,543	1,613

	New Zealand Dollar	Buy	10/19/16	16,159,744	16,156,256	3,488

	New Zealand Dollar	Sell	10/19/16	16,159,744	15,986,220	(173,524)

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/19/16	28,767,186	28,133,291	633,895

	British Pound	Sell	12/21/16	16,774,478	17,183,336	408,858

	Canadian Dollar	Buy	10/19/16	29,537,878	29,608,998	(71,120)

	Euro	Buy	12/21/16	3,677,043	3,836,154	(159,111)

	Hong Kong Dollar	Sell	11/16/16	16,786,411	16,789,882	3,471

	Indian Rupee	Buy	11/16/16	15,499,278	15,368,223	131,055

	Indonesian Rupiah	Buy	11/16/16	939,042	380,937	558,105

	Japanese Yen	Sell	11/16/16	12,403,958	12,317,665	(86,293)

	New Zealand Dollar	Buy	10/19/16	48,203,725	47,291,266	912,459

	Norwegian Krone	Sell	12/21/16	3,730,194	3,725,251	(4,943)

	Russian Ruble	Buy	12/21/16	16,361,179	15,668,232	692,947

	Swedish Krona	Sell	12/21/16	76,813,939	76,738,394	(75,545)

	Swiss Franc	Sell	12/21/16	446,482	443,725	(2,757)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/19/16	409,799	425,632	(15,833)

	British Pound	Sell	12/21/16	13,066,824	13,374,624	307,800

	Canadian Dollar	Buy	10/19/16	49,903,663	50,020,487	(116,824)

	Canadian Dollar	Sell	10/19/16	49,903,663	50,597,346	693,683

	Euro	Buy	12/21/16	6,230,398	6,215,769	14,629

	Japanese Yen	Buy	11/16/16	396,493	318,290	78,203

	New Zealand Dollar	Buy	10/19/16	18,292,560	18,389,340	(96,780)

58 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $1,584,477,254) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/19/16	$15,759,357	$15,724,893	$34,464

	Australian Dollar	Sell	10/19/16	15,759,357	15,733,983	(25,374)

	British Pound	Sell	12/21/16	7,014,411	7,178,718	164,307

	Canadian Dollar	Buy	10/19/16	19,200,654	19,460,747	(260,093)

	Canadian Dollar	Sell	10/19/16	19,200,654	19,088,752	(111,902)

	Japanese Yen	Sell	11/16/16	15,840,504	15,732,833	(107,671)

UBS AG
	Australian Dollar	Buy	10/19/16	16,146,738	15,740,453	406,285

	Australian Dollar	Sell	10/19/16	15,963,721	15,835,169	(128,552)

	British Pound	Sell	12/21/16	12,668,783	12,978,672	309,889

	Canadian Dollar	Buy	10/19/16	21,637,565	21,934,000	(296,435)

	Canadian Dollar	Sell	10/19/16	21,637,565	21,930,594	293,029

	Euro	Sell	12/21/16	13,216,950	13,177,810	(39,140)

	Japanese Yen	Sell	11/16/16	629,083	628,576	(507)

	New Zealand Dollar	Sell	10/19/16	1	401,517	401,516

WestPac Banking Corp.
	Australian Dollar	Buy	10/19/16	23,151,884	22,600,056	551,828

	Canadian Dollar	Buy	10/19/16	15,989,148	16,207,760	(218,612)

	Canadian Dollar	Sell	10/19/16	15,989,148	16,024,141	34,993

	New Zealand Dollar	Buy	10/19/16	6,778,380	6,630,973	147,407

	New Zealand Dollar	Sell	10/19/16	6,778,380	6,776,219	(2,161)

Total						$10,233,761

FUTURES CONTRACTS OUTSTANDING at 9/30/16
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Short)	530	$89,122,813	Dec-16	$958,026

U.S. Treasury Bond Ultra
30 yr (Long)	356	65,459,500	Dec-16	(1,154,840)

U.S. Treasury Note 10 yr (Short)	1,170	153,416,250	Dec-16	(331,695)

U.S. Treasury Note Ultra
10 yr (Long)	537	77,411,906	Dec-16	504,292

Total				$(24,217)

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/16 (premiums $68,893,078)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	$89,988,900	$618,224

Goldman Sachs International
(0.6665)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.6665	570,736,700	51,366

2.3975/3 month USD-LIBOR-BBA/Dec-46	Dec-16/2.3975	142,683,800	214,026

Diversified Income Trust 59

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/16 (premiums $68,893,078) cont.
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Goldman Sachs International cont.
1.1665/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.1665	$570,736,700	$576,444

(1.15)/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.15	570,736,600	764,787

1.3875/3 month USD-LIBOR-BBA/Dec-21	Dec-16/1.3875	713,420,400	1,847,759

(1.385)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.385	542,344,600	2,803,920

JPMorgan Chase Bank N.A.
(0.634)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.634	570,736,700	39,952

1.134/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.134	570,736,700	650,640

(1.3385)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.3385	240,837,800	1,035,603

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	270,610,000	20,615,070

Total			$29,217,791

WRITTEN OPTIONS OUTSTANDING at 9/30/16 (premiums $1,586,250)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Put)	Oct-16/$103.77	$418,000,000	$271,700

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Oct-16/100.97	64,000,000	130,560

Total			$402,260

TBA SALE COMMITMENTS OUTSTANDING at 9/30/16 (proceeds receivable $1,540,368,789)
	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation,
4.00%, 10/1/46	$44,000,000	10/13/16	$47,195,157

Federal National Mortgage Association, 5.50%, 10/1/46	23,000,000	10/13/16	25,921,978

Federal National Mortgage Association, 4.50%, 10/1/46	19,000,000	10/13/16	20,807,968

Federal National Mortgage Association, 4.00%, 10/1/46	1,000,000	10/13/16	1,073,906

Federal National Mortgage Association, 3.50%, 10/1/46	791,000,000	10/13/16	834,752,187

Federal National Mortgage Association, 3.00%, 11/1/46	135,000,000	11/14/16	140,030,856

Federal National Mortgage Association, 3.00%, 10/1/46	135,000,000	10/13/16	140,336,712

Federal National Mortgage Association, 2.50%, 10/1/46	327,000,000	10/13/16	330,065,625

Total			$1,540,184,389

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/16
		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A.
MXN	603,433,000	$—	1/1/26	1 month MXN-TIIE-	6.16%	$(461,293)
				BANXICO

MXN	364,800,000	—	1/2/26	1 month MXN-TIIE-	6.14%	(307,612)
				BANXICO

Total		$—				$(768,905)

60 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/16
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$486,747,000 E	$865,910	12/21/21	1.25%	3 month USD-	$(76,432)
					LIBOR-BBA

	31,212,000 E	(350)	9/13/26	1.295%	1 Day Interbank	78,305
					Offered Rate-
					ICE Benchmark
					Administration
					Fixing for US
					Dollar

	1,831,739,000 E	(3,071,808)	12/21/18	1.015%	3 month USD-	(1,925,139)
					LIBOR-BBA

	75,100 E	(199)	12/21/26	3 month USD-	1.60%	601
				LIBOR-BBA

	323,510,600 E	920,620	12/21/26	1.60%	3 month USD-	(2,524,120)
					LIBOR-BBA

	58,812,100 E	(59,691)	12/21/46	3 month USD-	1.90%	1,300,515
				LIBOR-BBA

	749,159,000 E	(1,840,899)	12/21/21	3 month USD-	1.30%	1,441,915
				LIBOR-BBA

	1,410,000 E	(2,490)	12/21/26	3 month USD-	1.55%	5,817
				LIBOR-BBA

	311,835,000 E	(185,384)	12/21/26	1.55%	3 month USD-	(2,022,403)
					LIBOR-BBA

	72,806,000 E	(1,877,338)	12/21/46	3 month USD-	2.00%	1,608,978
				LIBOR-BBA

	35,897,000	(476)	9/22/26	3 month USD-	1.5365%	256,462
				LIBOR-BBA

	11,738,000	(156)	9/26/26	1.486%	3 month USD-	(26,182)
					LIBOR-BBA

	258,900,600	(3,433)	9/27/26	3 month USD-	1.467%	101,481
				LIBOR-BBA

	31,212,000 E	(225)	9/27/26	1.353%	1 Day Interbank	(1,817)
					Offered Rate-
					ICE Benchmark
					Administration
					Fixing for US
					Dollar

	31,212,000 E	(225)	9/28/26	1.32%	1 Day Interbank	46,624
					Offered Rate-
					ICE Benchmark
					Administration
					Fixing for US
					Dollar

	23,228,000	(308)	10/3/26	3 month USD-	1.41%	(121,024)
				LIBOR-BBA

AUD	299,000 E	(1,722)	12/28/21	1.86%	6 month AUD-	(1,365)
					BBR-BBSW

AUD	27,895,000 E	(159,215)	12/28/26	2.20%	6 month AUD-	(339,192)
					BBR-BBSW

Diversified Income Trust 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CAD	35,447,000 E	$(308)	9/8/26	3 month CAD-BA-	1.58%	$5,825
				CDOR

CAD	35,447,000 E	(308)	9/8/26	3 month CAD-BA-	1.6275%	66,590
				CDOR

CAD	128,395,000 E	(34,038)	12/21/21	1.05%	3 month CAD-	(415,422)
					BA-CDOR

CAD	92,095,000 E	233,762	12/21/26	1.45%	3 month CAD-	(839,201)
					BA-CDOR

CHF	49,390,000 E	(57,133)	12/21/26	6 month CHF-	0.18%	(531,868)
				LIBOR-BBA

CHF	114,739,000 E	83,067	12/21/21	6 month CHF-	0.50%	(410,020)
				LIBOR-BBA

EUR	130,238,000 E	(104,963)	12/21/21	0.10%	6 month EUR-	134,827
					EURIBOR-
					REUTERS

EUR	168,355,000 E	130,970	12/21/26	6 month EUR-	0.40%	1,981,523
				EURIBOR-REUTERS

GBP	38,784,000 E	(580)	9/8/26	1.075%	6 month GBP-	(18,577)
					LIBOR-BBA

GBP	142,363,000 E	902,113	12/21/21	0.65%	6 month GBP-	(330,874)
					LIBOR-BBA

GBP	37,246,000 E	228,234	12/21/26	0.90%	6 month GBP-	(224,068)
					LIBOR-BBA

NOK	386,727,000 E	86,475	12/21/26	1.55%	6 month NOK-	(195,591)
					NIBOR-NIBR

NOK	1,115,345,000 E	56,182	12/21/21	1.25%	6 month NOK-	59,670
					NIBOR-NIBR

NZD	209,197,000 E	884,446	12/21/21	2.30%	3 month NZD-	(340,035)
					BBR-FRA

NZD	38,639,000 E	343,671	12/21/26	2.65%	3 month NZD-	(149,057)
					BBR-FRA

SEK	561,528,000 E	235,642	12/21/21	0.10%	3 month SEK-	(161,932)
					STIBOR-SIDE

SEK	192,158,000 E	(9,258)	12/21/26	3 month SEK-	0.80%	264,550
				STIBOR-SIDE

Total		$(2,439,415)				$(3,300,636)

E Extended effective date.

62 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$8,379,318	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(45,984)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
1,810,618	—	1/12/41	3.50% (1 month	Synthetic TRS Index	(11,729)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,294,752	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(6,161)
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,810,618	—	1/12/41	3.50% (1 month	Synthetic MBX Index	7,344
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,214,746	—	1/12/41	4.50% (1 month	Synthetic MBX Index	809
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

4,986,967	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(35,694)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,935,262	—	1/12/40	4.00% (1 month	Synthetic MBX Index	7,996
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,696,144	—	1/12/40	4.00% (1 month	Synthetic MBX Index	2,285
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

853,717	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(99)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,830,020	—	1/12/39	6.00% (1 month	Synthetic TRS Index	370
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

3,363,232	—	1/12/40	4.00% (1 month	Synthetic MBX Index	4,531
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

442,295	—	1/12/38	6.50% (1 month	Synthetic TRS Index	446
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,638,959	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,569
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

11,087,159	—	1/12/40	4.00% (1 month	Synthetic MBX Index	14,936
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

275,168	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	1,552
			USD-LIBOR	4.50% 30 year Ginnie
				Mae II pools

Diversified Income Trust 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$9,028,199	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$(1,046)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

48,445	—	1/12/39	(6.00%)1 month	Synthetic TRS Index	6
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,418,111	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(6,747)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

4,123,790	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,438)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

5,898,395	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(28,064)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,550,961	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(16,895)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

4,503,714	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(21,428)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

6,057,650	—	1/12/38	6.50% (1 month	Synthetic TRS Index	6,105
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

869,170	—	1/12/38	6.50% (1 month	Synthetic TRS Index	876
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

10,876,439	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	51,759
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

20,112,530	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	147,083
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

47,986,744	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	350,927
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

24,091,791	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(43,661)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

25,109,640	—	1/12/40	5.00% (1 month	Synthetic MBX Index	62,503
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

111,557,945	—	1/12/41	5.00% (1 month	Synthetic MBX Index	295,040
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

67,145,072	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(19,803)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

64 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
EUR	57,000,000	$—	9/15/17	(0.4975%)	Eurostat Eurozone	$(137,026)
					HICP excluding
					tobacco

EUR	28,497,000	—	9/15/17	(0.46%)	Eurostat Eurozone	(44,177)
					HICP excluding
					tobacco

EUR	40,541,000	—	9/15/17	(0.435%)	Eurostat Eurozone	(40,077)
					HICP excluding
					tobacco

Citibank, N.A.
	$1,759,569	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,654
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	589,889	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,560
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Credit Suisse International
	6,214,812	—	1/12/41	5.00% (1 month	Synthetic MBX Index	16,436
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	30,734,616	—	1/12/41	4.50% (1 month	Synthetic MBX Index	87,614
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

	1,294,752	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,424
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	5,930,878	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,749)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	80,696	—	1/12/40	5.00% (1 month	Synthetic TRS Index	(371)
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	267,056	—	1/12/34	5.00% (1 month	Synthetic MBX Index	664
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	314,639	—	1/12/36	5.00% (1 month	Synthetic MBX Index	832
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	1,661,701	—	1/12/42	4.50% (1 month	Synthetic TRS Index	(9,384)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	3,484,969	—	1/12/43	3.00% (1 month	Synthetic TRS Index	(21,868)
				USD-LIBOR)	3.00% 30 year Fannie
					Mae pools

	10,473,792	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(49,833)
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

Diversified Income Trust 65

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$11,128,915	$—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	$52,960
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

13,650,316	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	64,959
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

17,269,264	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(82,165)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

3,771,845	—	1/12/44	3.00% (1 month	Synthetic TRS Index	(23,081)
			USD-LIBOR)	3.00% 30 year Fannie
				Mae pools

22,380,479	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(163,668)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,659,113	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(26,759)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,804,616	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(20,510)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,263,682	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(25,387)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

33,009,711	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(250,061)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,823,138	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(44,113)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

57,887,927	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(450,291)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

36,487,964	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(283,828)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

36,274,191	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(325,592)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

24,146,788	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	176,585
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG
2,007,158	—	1/12/40	4.00% (1 month	Synthetic MBX Index	2,704
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,930,878	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,749)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

66 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Deutsche Bank AG cont.
$206,554	$—	1/12/34	5.50% (1 month	Synthetic MBX Index	$373
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

340,212	—	1/12/36	5.50% (1 month	Synthetic MBX Index	615
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

Goldman Sachs International
5,946,030	—	1/12/39	6.00% (1 month	Synthetic TRS Index	778
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,447,319	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(10,584)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,214,746	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(6,666)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,060,486	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,077
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

12,463,579	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(89,209)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

12,463,579	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(89,209)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,982,589	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(880)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,120,491	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(330)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

9,121,528	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(50,057)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,083,114	—	1/12/39	6.00% (1 month	Synthetic TRS Index	272
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

741,360	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(219)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

7,903,042	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(47,898)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

663,157	—	1/12/39	6.00% (1 month	Synthetic TRS Index	87
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

Diversified Income Trust 67

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$4,150,967	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$543
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

944,668	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(330)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,285,023	—	1/12/38	6.50% (1 month	Synthetic MBX Index	379
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,958,175	—	1/12/40	(5.00%) 1 month	Synthetic MBX Index	(4,874)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

821,147	—	1/12/39	5.50% (1 month	Synthetic MBX Index	1,488
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

1,622,979	—	1/12/40	(4.50%) 1 month	Synthetic MBX Index	188
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

3,274,705	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(23,948)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,220,619	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(655)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,085,831	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,205)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

231,983	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(1,104)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

346,198	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	2,314
			USD-LIBOR	4.00% 30 year Ginnie
				Mae II pools

2,664,842	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(786)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,377,595	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,388
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

203,479	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(60)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

542,824	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(160)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

185,389	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(55)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

68 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$7,894	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$8
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	2,674,084	—	1/12/38	6.50% (1 month	Synthetic TRS Index	2,695
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	13,577,482	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(97,182)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,532,143	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(452)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	2,698,795	—	1/12/39	6.00% (1 month	Synthetic TRS Index	353
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	17,691,538	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(126,628)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	140,679	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,029)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	8,496,923	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(62,138)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	28,583,980	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(209,034)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	26,455,936	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	125,898
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	36,377,652	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(282,970)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	38,832,849	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	294,174
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	24,755,680	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(192,566)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	14,042,577	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	85,929
				USD-LIBOR	3.00% 30 year Fannie
					Mae pools

EUR	205,198,000	—	8/10/17	(0.63%)	Eurostat Eurozone	(1,265,264)
					HICP excluding
					tobacco

EUR	67,760,000	—	8/11/17	(0.63%)	Eurostat Eurozone	(417,889)
					HICP excluding
					tobacco

Diversified Income Trust 69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
EUR	57,000,000	$—	8/31/17	(0.27%)	Eurostat Eurozone	$113,719
					HICP excluding
					tobacco

EUR	57,000,000	—	9/1/17	(0.37%)	Eurostat Eurozone	27,533
					HICP excluding
					tobacco

EUR	56,994,000	—	9/10/20	(0.7975%)	Eurostat Eurozone	(469,489)
					HICP excluding
					tobacco

EUR	27,035,000	—	1/26/21	(0.75%)	Eurostat Eurozone	(17,463)
					HICP excluding
					tobacco

JPMorgan Chase Bank N.A.
	$19,041,224	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(139,248)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,417,023	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(17,676)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	26,455,936	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	125,898
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

EUR	28,497,000	—	9/4/20	(0.8675%)	Eurostat Eurozone	(352,549)
					HICP excluding
					tobacco

EUR	28,497,000	—	9/7/20	(0.85%)	Eurostat Eurozone	(323,066)
					HICP excluding
					tobacco

EUR	28,919,000	—	1/27/21	(0.755%)	Eurostat Eurozone	(27,191)
					HICP excluding
					tobacco

EUR	23,789,000	—	1/26/21	(0.75%)	Eurostat Eurozone	(15,366)
					HICP excluding
					tobacco

JPMorgan Securities LLC
	$10,181,507	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(79,210)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	61,183,145	(114,718)	1/12/42	(4.00%) 1 month	Synthetic TRS Index	343,115
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Total		$(114,718)				$(4,164,724)

70 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/16
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$39,713	$581,000	5/11/63	300 bp	$(12,170)
Index

CMBX NA BBB–	BBB–/P	79,608	1,321,000	5/11/63	300 bp	(38,358)
Index

CMBX NA BBB–	BBB–/P	163,473	2,648,000	5/11/63	300 bp	(72,994)
Index

CMBX NA BBB–	BBB–/P	155,838	2,734,000	5/11/63	300 bp	(88,308)
Index

Credit Suisse International
CMBX NA BB Index	—	(311,136)	2,217,000	1/17/47	(500 bp)	62,354

CMBX NA BB Index	—	(881,360)	49,934,000	5/11/63	(500 bp)	7,865,413

CMBX NA BB Index	—	(27,128)	2,794,000	1/17/47	(500 bp)	443,568

CMBX NA BBB–	BBB–/P	119,192	2,435,000	5/11/63	300 bp	(98,254)
Index

CMBX NA BBB–	BBB–/P	525,357	10,709,000	5/11/63	300 bp	(430,957)
Index

CMBX NA BBB–	BBB–/P	16,295,640	220,465,000	1/17/47	300 bp	(2,002,954)
Index

Goldman Sachs International
CMBX NA BB Index	—	(2,223,064)	21,731,000	5/11/63	(500 bp)	1,583,483

CMBX NA BB Index	—	(638,451)	4,219,000	1/17/47	(500 bp)	72,310

CMBX NA BBB–	BBB–/P	111,130	2,297,000	5/11/63	300 bp	(93,992)
Index

CMBX NA BBB–	BBB–/P	153,612	3,151,000	5/11/63	300 bp	(127,772)
Index

CMBX NA BBB–	BBB–/P	156,347	3,152,000	5/11/63	300 bp	(125,127)
Index

CMBX NA BBB–	BBB–/P	164,933	3,162,000	5/11/63	300 bp	(117,434)
Index

CMBX NA BBB–	BBB–/P	1,933,010	27,733,000	1/17/47	300 bp	(368,829)
Index

CMBX NA BBB–	BBB–/P	2,486,200	33,636,000	1/17/47	300 bp	(305,588)
Index

JPMorgan Securities LLC
CMBX NA BBB–	BBB–/P	1,319	52,000	1/17/47	300 bp	(2,997)
Index

CMBX NA BBB–	BBB–/P	7,525	136,000	1/17/47	300 bp	(3,763)
Index

Total		$18,311,758				$6,137,631

Diversified Income Trust 71

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2016. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	$908,400	$—

Corporate bonds and notes	—	968,198,178	373

Foreign government and agency bonds and notes	—	276,334,502	—

Mortgage-backed securities	—	1,472,834,009	19,814,825

Purchased options outstanding	—	1,221,920	—

Purchased swap options outstanding	—	6,867,292	—

Senior loans	—	53,159,061	—

U.S. government and agency mortgage obligations	—	2,639,497,833	—

U.S. treasury obligations	—	642,111	—

Short-term investments	190,023,979	87,471,803	—

Totals by level	$190,023,979	$5,507,135,109	$19,815,198

	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$10,233,761	$—

Futures contracts	(24,217)	—	—

Written options outstanding	—	(402,260)	—

Written swap options outstanding	—	(29,217,791)	—

TBA sale commitments	—	(1,540,184,389)	—

Interest rate swap contracts	—	(1,630,126)	—

Total return swap contracts	—	(4,050,006)	—

Credit default contracts	—	(12,174,127)	—

Totals by level	$(24,217)	$(1,577,424,938)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

72 Diversified Income Trust

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	9/30/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	9/30/16

Corporate
bonds and
notes	$51	$—	$4	$(50)	$373	$(5)	$—	$—	$373

Mortgage-
backed
securities	$113,833,897	(8,491,752)	357,261	(201,889)	17,795,106	(11,893,139)	2,152,884	(93,737,543)	$19,814,825

Totals	$113,833,948	$(8,491,752)	$357,265	$(201,939)	$17,795,479	$(11,893,144)	$2,152,884	$(93,737,543)	$19,815,198

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $(94,381) related to Level 3 securities still held at period end. Total change in unrealized appreciation/ (depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Level 3 securities which are fair valued by Putnam Management, are not material to the fund.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 73

Statement of assets and liabilities 9/30/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $5,672,788,941)	$5,529,862,307
Affiliated issuers (identified cost $187,111,979) (Note 5)	187,111,979

Cash	553,449

Foreign currency (cost $5,955,272) (Note 1)	5,955,272

Interest and other receivables	39,298,305

Receivable for shares of the fund sold	5,802,686

Receivable for investments sold	14,382,967

Receivable for sales of delayed delivery securities (Note 1)	706,371,669

Receivable for variation margin (Note 1)	25,028,619

Unrealized appreciation on forward currency contracts (Note 1)	18,306,700

Unrealized appreciation on OTC swap contracts (Note 1)	12,527,481

Premium paid on OTC swap contracts (Note 1)	4,195,857

Prepaid assets	38,746

Total assets	6,549,436,037

LIABILITIES

Payable for investments purchased	30,091,303

Payable for purchases of delayed delivery securities (Note 1)	1,803,988,078

Payable for shares of the fund repurchased	9,389,660

Payable for compensation of Manager (Note 2)	1,380,817

Payable for custodian fees (Note 2)	184,946

Payable for investor servicing fees (Note 2)	774,152

Payable for Trustee compensation and expenses (Note 2)	1,010,835

Payable for administrative services (Note 2)	12,872

Payable for distribution fees (Note 2)	1,442,605

Payable for variation margin (Note 1)	24,821,983

Unrealized depreciation on OTC swap contracts (Note 1)	11,323,479

Premium received on OTC swap contracts (Note 1)	22,392,897

Unrealized depreciation on forward currency contracts (Note 1)	8,072,939

Written options outstanding, at value (premiums $70,479,328) (Notes 1 and 3)	29,620,051

TBA sale commitments, at value (proceeds receivable $1,540,368,789) (Note 1)	1,540,184,389

Collateral on certain derivative contracts, at value (Note 1)	3,899,317

Other accrued expenses	503,786

Total liabilities	3,489,094,109

Net assets	$3,060,341,928

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,415,490,826

Undistributed net investment income (Note 1)	74,167,701

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,335,470,359)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(93,846,240)

Total — Representing net assets applicable to capital shares outstanding	$3,060,341,928

(Continued on next page)

74 Diversified Income Trust

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,238,618,439 divided by 180,463,918 shares)	$6.86

Offering price per class A share (100/96.00 of $6.86)*	$7.15

Net asset value and offering price per class B share ($54,179,994 divided by 7,974,384 shares)**	$6.79

Net asset value and offering price per class C share ($649,723,310 divided by 96,317,941 shares)**	$6.75

Net asset value and redemption price per class M share
($137,777,479 divided by 20,425,821 shares)	$6.75

Offering price per class M share (100/96.75 of $6.75)†	$6.98

Net asset value, offering price and redemption price per class R share
($3,398,268 divided by 500,886 shares)	$6.78

Net asset value, offering price and redemption price per class R6 share
($10,096,567 divided by 1,484,364 shares)	$6.80

Net asset value, offering price and redemption price per class Y share
($966,547,871 divided by 142,238,499 shares)	$6.80

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 75

Statement of operations Year ended 9/30/16

INVESTMENT INCOME

Interest (net of foreign tax of $14,768) (including interest income of $732,871 from investments
in affiliated issuers) (Note 5)	$250,058,607

EXPENSES

Compensation of Manager (Note 2)	21,050,486

Investor servicing fees (Note 2)	5,776,588

Custodian fees (Note 2)	364,182

Trustee compensation and expenses (Note 2)	322,728

Distribution fees (Note 2)	12,863,983

Administrative services (Note 2)	112,239

Other	1,271,219

Fees waived and reimbursed by Manager (Note 2)	(73,243)

Total expenses	41,688,182
Expense reduction (Note 2)	(5,397)

Net expenses	41,682,785

Net investment income	208,375,822

Net realized loss on investments (Notes 1 and 3)	(364,421,080)

Net increase from payments by affiliates (Note 2)	15,002

Net realized loss on swap contracts (Note 1)	(199,427,387)

Net realized loss on futures contracts (Note 1)	(6,546,738)

Net realized loss on foreign currency transactions (Note 1)	(21,945,810)

Net realized gain on written options (Notes 1 and 3)	143,199,049

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	7,406,328

Net unrealized appreciation of investments, futures contracts, swap contracts, written options
and TBA sale commitments during the year	266,751,099

Net loss on investments	(174,969,537)

Net increase in net assets resulting from operations	$33,406,285

The accompanying notes are an integral part of these financial statements.

76 Diversified Income Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/16	Year ended 9/30/15

Operations:
Net investment income	$208,375,822	$257,325,684

Net realized loss on investments
and foreign currency transactions	(449,126,964)	(81,043,953)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	274,157,427	(567,803,363)

Net increase (decrease) in net assets resulting
from operations	33,406,285	(391,521,632)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(79,465,976)	(95,704,296)

Class B	(2,799,573)	(2,863,679)

Class C	(36,629,237)	(40,153,320)

Class M	(7,589,775)	(8,120,332)

Class R	(199,829)	(259,435)

Class R5	(183)	(497)

Class R6	(578,854)	(567,188)

Class Y	(77,550,610)	(126,732,910)

Decrease from capital share transactions (Note 4)	(2,021,967,004)	(1,046,497,348)

Total decrease in net assets	(2,193,374,756)	(1,712,420,637)

NET ASSETS

Beginning of year	5,253,716,684	6,966,137,321

End of year (including undistributed net investment income
of $74,167,701 and $190,647,889, respectively)	$3,060,341,928	$5,253,716,684

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 77

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From		Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	From	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	return of capital	tions	of period	value (%) [b]	(in thousands)	(%) [c]	(%)	(%)

Class A
September 30, 2016	$7.08	.37	(.22)	.15	(.37)	—	(.37)	$6.86	2.25	$1,238,618	1.00 [e]	5.48 [e]	835 [d]
September 30, 2015	7.89	.32	(.79)	(.47)	(.34)	—	(.34)	7.08	(6.16)	1,834,125.97		4.22	725 [d]
September 30, 2014	7.74	.37	.20	.57	(.42)	—	(.42)	7.89	7.49	2,454,923.97		4.73	257 [d]
September 30, 2013	7.59	.44	.15	.59	(.44)	—	(.44)	7.74	7.93	2,286,977.99		5.58	180 [f]
September 30, 2012	7.35	.42	.27	.69	(.15)	(.30)	(.45)	7.59	9.58	1,788,786.99		5.67	120 [f]

Class B
September 30, 2016	$7.01	.32	(.22)	.10	(.32)	—	(.32)	$6.79	1.52	$54,180	1.75 [e]	4.74 [e]	835 [d]
September 30, 2015	7.81	.26	(.78)	(.52)	(.28)	—	(.28)	7.01	(6.81)	67,948	1.72	3.47	725 [d]
September 30, 2014	7.67	.31	.19	.50	(.36)	—	(.36)	7.81	6.60	83,980	1.72	3.97	257 [d]
September 30, 2013	7.53	.38	.14	.52	(.38)	—	(.38)	7.67	7.03	79,540	1.74	4.85	180 [f]
September 30, 2012	7.29	.37	.26	.63	(.13)	(.26)	(.39)	7.53	8.82	75,534	1.74	4.92	120 [f]

Class C
September 30, 2016	$6.96	.32	(.21)	.11	(.32)	—	(.32)	$6.75	1.68	$649,723	1.75 [e]	4.74 [e]	835 [d]
September 30, 2015	7.76	.26	(.78)	(.52)	(.28)	—	(.28)	6.96	(6.85)	954,682	1.72	3.48	725 [d]
September 30, 2014	7.62	.31	.19	.50	(.36)	—	(.36)	7.76	6.65	1,106,389	1.72	3.95	257 [d]
September 30, 2013	7.48	.37	.16	.53	(.39)	—	(.39)	7.62	7.09	749,897	1.74	4.84	180 [f]
September 30, 2012	7.25	.36	.26	.62	(.13)	(.26)	(.39)	7.48	8.73	644,638	1.74	4.93	120 [f]

Class M
September 30, 2016	$6.97	.35	(.22)	.13	(.35)	—	(.35)	$6.75	2.11	$137,777	1.25 [e]	5.21 [e]	835 [d]
September 30, 2015	7.77	.29	(.77)	(.48)	(.32)	—	(.32)	6.97	(6.37)	163,795	1.22	3.95	725 [d]
September 30, 2014	7.62	.35	.20	.55	(.40)	—	(.40)	7.77	7.30	216,512	1.22	4.46	257 [d]
September 30, 2013	7.48	.41	.15	.56	(.42)	—	(.42)	7.62	7.60	233,513	1.24	5.35	180 [f]
September 30, 2012	7.25	.40	.25	.65	(.14)	(.28)	(.42)	7.48	9.29	260,630	1.24	5.43	120 [f]

Class R
September 30, 2016	$7.00	.35	(.22)	.13	(.35)	—	(.35)	$6.78	2.08	$3,398	1.25 [e]	5.26 [e]	835 [d]
September 30, 2015	7.80	.30	(.79)	(.49)	(.31)	—	(.31)	7.00	(6.38)	3,786	1.22	3.98	725 [d]
September 30, 2014	7.66	.35	.19	.54	(.40)	—	(.40)	7.80	7.16	6,444	1.22	4.45	257 [d]
September 30, 2013	7.52	.41	.15	.56	(.42)	—	(.42)	7.66	7.55	4,611	1.24	5.35	180 [f]
September 30, 2012	7.28	.40	.26	.66	(.14)	(.28)	(.42)	7.52	9.38	4,307	1.24	5.44	120 [f]

Class R6
September 30, 2016	$7.02	.40	(.23)	.17	(.39)	—	(.39)	$6.80	2.64	$10,097	.65 [e]	5.88 [e]	835 [d]
September 30, 2015	7.82	.34	(.78)	(.44)	(.36)	—	(.36)	7.02	(5.79)	10,357.63		4.58	725 [d]
September 30, 2014 †	7.77	.36	.10	.46	(.41)	—	(.41)	7.82	5.97*	13,592	.59*	4.52*	257 [d]

Class Y
September 30, 2016	$7.01	.39	(.22)	.17	(.38)	—	(.38)	$6.80	2.66	$966,548	.75 [e]	5.73 [e]	835 [d]
September 30, 2015	7.82	.34	(.79)	(.45)	(.36)	—	(.36)	7.01	(5.94)	2,219,013.72		4.50	725 [d]
September 30, 2014	7.68	.39	.19	.58	(.44)	—	(.44)	7.82	7.74	3,084,286.72		4.93	257 [d]
September 30, 2013	7.54	.45	.16	.61	(.47)	—	(.47)	7.68	8.18	1,241,380.74		5.79	180 [f]
September 30, 2012	7.30	.44	.27	.71	(.16)	(.31)	(.47)	7.54	9.98	547,313.74		5.92	120 [f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

78 Diversified Income Trust	Diversified Income Trust 79

Financial highlights (Continued)

* Not annualized.

† For the period November 1, 2013 (commencement of operations) to September 30, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	466%

September 30, 2012	225

The accompanying notes are an integral part of these financial statements.

80 Diversified Income Trust

Notes to financial statements 9/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through September 30, 2016.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective February 1, 2016, the fund has terminated its class R5 shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect

Diversified Income Trust 81

to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

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All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange

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traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms

84 Diversified Income Trust

of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale

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commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,770,346 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $34,302,772 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $38,109,378 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit

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is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2016, the fund had a capital loss carryover of $1,219,891,363 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$709,825,337	$200,761,321	$910,586,658	*

146,525,581	N/A	146,525,581	September 30, 2017

162,779,124	N/A	162,779,124	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from the expiration of a capital loss carryover, from defaulted bond interest, from realized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $120,041,973 to decrease undistributed net investment income, $18,704,381 to decrease paid-in capital and $138,746,354 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$103,139,408
Unrealized depreciation	(360,678,294)

Net unrealized depreciation	(257,538,886)
Undistributed ordinary income	122,319,528
Capital loss carryforward	(1,219,891,363)
Cost for federal income tax purposes	$5,973,100,491

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Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,

0.650%	of the next $5 billion,	0.480%	of the next $50 billion,

0.600%	of the next $10 billion,	0.470%	of the next $100 billion and

0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.545% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $73,243.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $15,002 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

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Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Effective February 1, 2016, the fund has terminated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,227,494	Class R5	4

Class B	89,980	Class R6	5,033

Class C	1,169,110	Class Y	2,063,358

Class M	215,895	Total	$5,776,588

Class R	5,714

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5,397 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,399, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,716,202	Class M	720,321

Class B	600,402	Class R	19,024

Class C	7,808,034	Total	$12,863,983

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $109,476 and $730 from the sale of class A and class M shares, respectively, and received $25,793 and $6,155 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,495 and no monies on class A and class M redemptions, respectively.

Diversified Income Trust 89

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$42,052,729,608	$45,008,022,525

U.S. government securities (Long-term)	—	—

Total	$42,052,729,608	$45,008,022,525

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

		Written swap		Written option
		option contract	Written swap	contract	Written option
		amounts	option premiums	amounts	premiums

Written options outstanding	USD	$17,607,523,725	$115,788,112	$2,192,000,000	$14,666,406
at the beginning of the	EUR	—	$—	—	$—
reporting period

Options opened	USD	32,985,482,500	184,379,098	14,107,332,000	57,913,471

	EUR	169,333,100	6,493,911	—	—

Options exercised	USD	(3,715,227,200)	(37,645,054)	—	—

	EUR	—	—	—	—

Options expired	USD	(22,796,342,325)	(56,153,469)	(1,570,000,000)	(6,499,375)

	EUR	(169,333,100)	(6,493,911)	—	—

Options closed	USD	(19,227,867,800)	(137,475,609)	(14,247,332,000)	(64,494,252)

	EUR	—	—	—	—

Written options outstanding	USD	$4,853,568,900	$68,893,078	$482,000,000	$1,586,250
at the end of the	EUR	—	$—	—	$—
reporting period

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	20,123,801	$138,430,149	66,399,242	$502,427,160

Shares issued in connection with
reinvestment of distributions	10,120,964	68,742,408	10,970,162	82,290,292

	30,244,765	207,172,557	77,369,404	584,717,452

Shares repurchased	(108,893,173)	(741,704,692)	(129,557,177)	(974,652,963)

Net decrease	(78,648,408)	$(534,532,135)	(52,187,773)	$(389,935,511)

90 Diversified Income Trust

	Year ended 9/30/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	562,704	$3,832,226	1,402,586	$10,472,513

Shares issued in connection with
reinvestment of distributions	348,450	2,340,620	313,148	2,327,276

	911,154	6,172,846	1,715,734	12,799,789

Shares repurchased	(2,627,980)	(17,716,018)	(2,772,970)	(20,664,503)

Net decrease	(1,716,826)	$(11,543,172)	(1,057,236)	$(7,864,714)

	Year ended 9/30/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	6,472,364	$43,745,904	28,825,473	$214,915,691

Shares issued in connection with
reinvestment of distributions	4,428,924	29,566,625	4,268,438	31,495,911

	10,901,288	73,312,529	33,093,911	246,411,602

Shares repurchased	(51,683,032)	(345,924,151)	(38,517,297)	(284,203,157)

Net decrease	(40,781,744)	$(272,611,622)	(5,423,386)	$(37,791,555)

	Year ended 9/30/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	116,524	$782,762	355,301	$2,651,787

Shares issued in connection with
reinvestment of distributions	127,834	853,067	118,740	877,068

	244,358	1,635,829	474,041	3,528,855

Shares repurchased	(3,326,577)	(22,724,521)	(4,840,635)	(35,936,224)

Net decrease	(3,082,219)	$(21,088,692)	(4,366,594)	$(32,407,369)

	Year ended 9/30/16		Year ended 9/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	195,522	$1,341,805	326,417	$2,423,844

Shares issued in connection with
reinvestment of distributions	22,443	150,404	31,102	231,040

	217,965	1,492,209	357,519	2,654,884

Shares repurchased	(257,748)	(1,728,447)	(642,725)	(4,701,270)

Net decrease	(39,783)	$(236,238)	(285,206)	$(2,046,386)

	Period ended 9/30/16*		Year ended 9/30/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	26	183	67	497

	26	183	67	497

Shares repurchased	(1,448)	(9,565)	—	—

Net increase (decrease)	(1,422)	$(9,382)	67	$497

Diversified Income Trust 91

	Year ended 9/30/16		Year ended 9/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	234,910	$1,568,225	313,421	$2,364,663

Shares issued in connection with
reinvestment of distributions	86,155	578,854	76,241	567,188

	321,065	2,147,079	389,662	2,931,851

Shares repurchased	(312,361)	(2,092,577)	(651,959)	(4,896,534)

Net increase (decrease)	8,704	$54,502	(262,297)	$(1,964,683)

	Year ended 9/30/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	62,759,923	$427,241,433	149,690,540	$1,121,001,736

Shares issued in connection with
reinvestment of distributions	9,206,988	62,097,723	13,021,200	96,760,895

	71,966,911	489,339,156	162,711,740	1,217,762,631

Shares repurchased	(246,317,299)	(1,671,339,421)	(240,765,806)	(1,792,250,258)

Net decrease	(174,350,388)	$(1,182,000,265)	(78,054,066)	$(574,487,627)

* Effective February 1, 2016, the fund has terminated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned 1,507 class R6 shares of the fund (0.10% of class R6 shares outstanding), valued at $10,248.

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$100,822,655	$1,608,602,934	$1,522,313,610	$732,871	$187,111,979

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates,

92 Diversified Income Trust

the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,203,200,000

Purchased currency options (contract amount)	$44,300,000

Purchased swap option contracts (contract amount)	$6,198,000,000

Written TBA commitment option contracts (contract amount) (Note 3)	$2,337,900,000

Written swap option contracts (contract amount) (Note 3)	$8,752,500,000

Futures contracts (number of contracts)	2,000

Forward currency contracts (contract amount)	$3,598,000,000

OTC interest rate swap contracts (notional)	$331,700,000

Centrally cleared interest rate swap contracts (notional)	$17,519,700,000

OTC total return swap contracts (notional)	$2,118,500,000

OTC credit default contracts (notional)	$531,100,000

Warrants (number of warrants)	—*

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$14,108,267	Payables	$26,282,394

Foreign exchange
contracts	Receivables	18,306,700	Payables	8,072,939

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	24,380,096*	depreciation	51,615,284*

Total		$56,795,063		$85,970,617

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Diversified Income Trust 93

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(16,301,257)	$(16,301,257)

Foreign exchange
contracts	—	(1,219,693)	—	(21,443,967)	—	$(22,663,660)

Equity contracts	76,239	—	—	—	—	$76,239

Interest rate
contracts	—	(38,926,029)	(6,546,738)	—	(183,126,130)	$(228,598,897)

Total	$76,239	$(40,145,722)	$(6,546,738)	$(21,443,967)	$(199,427,387)	$(267,487,575)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$18,591,608	$18,591,608

Foreign exchange
contracts	—	—	7,372,880	—	$7,372,880

Interest rate contracts	21,790,913	2,014,715	—	78,611,670	$102,417,298

Total	$21,790,913	$2,014,715	$7,372,880	$97,203,278	$128,381,786

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Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	JPMorgan Futures, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Centrally cleared interest rate
swap contracts§	—	—	24,890,830	—	—	—	—	—	—	—	—	—	—	—	—	24,890,830

OTC Total return swap contracts*#	—	958,137	—	6,214	403,474	3,692	659,823	—	125,898	457,833	—	—	—	—	—	2,615,071

OTC Credit default contracts*#	—	—	—	—	9,590,959	—	4,517,308	—	—	—	—	—	—	—	—	14,108,267

Futures contracts§	—	—	—	—	—	—	—	—	—	—	137,789	—	—	—	—	137,789

Forward currency contracts#	2,589,594	995,024	—	2,663,722	1,006,021	201,099	3,832,155	240,262	3,340,790	—	—	1,094,315	198,771	1,410,719	734,228	18,306,700

Purchased swap options**#	—	—	—	—	161,980	—	5,761,228	—	944,084	—	—	—	—	—	—	6,867,292

Purchased options**#	—	—	—	—	—	—	—	—	1,221,920	—	—	—	—	—	—	1,221,920

Total Assets	$2,589,594	$1,953,161	$24,890,830	$2,669,936	$11,162,434	$204,791	$14,770,514	$240,262	$5,632,692	$457,833	$137,789	$1,094,315	$198,771	$1,410,719	$734,228	$68,147,869

Liabilities:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$768,905	$—	$—	$—	$—	$—	$—	$768,905

Centrally cleared interest rate
swap contracts§	—	—	24,821,089	—	—	—		—	—	—	—	—	—	—	—	24,821,089

OTC Total return swap contracts*#	45,984	414,045	—	—	1,778,660	1,749	3,470,333	—	875,096	79,210	—	—	—	—	—	6,665,077

OTC Credit default contracts*#	650,462	—	—	—	19,472,354	—	6,143,974	—	—	15,604	—	—	—	—	—	26,282,394

Futures contracts§	—	—	—	—	—	—	—	—	—	—	894	—	—	—	—	894

Forward currency contracts#	1,154,513	1,017,377	—	605,091	503,028	589,572	1,998,829	384,876	399,769	—	—	229,437	505,040	464,634	220,773	8,072,939

Written swap options#	—	—	—	—	618,224	—	6,258,302	—	22,341,265	—	—	—	—	—	—	29,217,791

Written options#	—	—	—	—	—	—	—	—	402,260	—	—	—	—	—	—	402,260

Total Liabilities	$1,850,959	$1,431,422	$24,821,089	$605,091	$22,372,266	$591,321	$17,871,438	$384,876	$24,787,295	$94,814	$894	$229,437	$505,040	$464,634	$220,773	$96,231,349

Total Financial and Derivative Net Assets	$738,635	$521,739	$69,741	$2,064,845	$(11,209,832)	$(386,530)	$(3,100,924)	$(144,614)	$(19,154,603)	$363,019	$136,895	$864,878	$(306,269)	$946,085	$513,455	$(28,083,480)

Total collateral received (pledged)†##	$738,635	$521,739	$—	$1,852,000	$(11,209,832)	$(386,530)	$(3,100,924)	$(144,614)	$(19,154,603)	$363,019	$—	$856,636	$(306,269)	$913,710	$—

Net amount	$—	$—	$69,741	$212,845	$—	$—	$—	$—	$—	$—	$136,895	$8,242	$—	$32,375	$513,455

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $156,659,617 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

96 Diversified Income Trust	Diversified Income Trust 97

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

98 Diversified Income Trust

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Diversified Income Trust 99

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting
and Corporate Governance, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

100 Diversified Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Independent Registered	Compliance Liaison
Public Accounting Firm		Nancy E. Florek
KPMG LLP	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN028 303074 11/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2016	$179,340	$ —	$7,000	$ —
September 30, 2015	$174,292	$ —	$6,750	$ —

For the fiscal years ended September 30, 2016 and September 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,000 and $6,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2016	$ —	$ —	$ —	$ —

September 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2016